                                                                    Exhibit 99.2
(METLIFE LOGO)


                                 FIRST QUARTER
                              FINANCIAL SUPPLEMENT

                                 MARCH 31, 2005


(SNOOPY GRAPHIC)


                           (GRAPHIC OF THE NUMBER 1)

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

TABLE OF CONTENTS

HIGHLIGHTS
   CORPORATE OVERVIEW                                                                           2

METLIFE, INC.
   CONSOLIDATED BALANCE SHEETS                                                                  3
   CONSOLIDATED STATEMENTS OF OPERATING EARNINGS                                                4
   CONSOLIDATING BALANCE SHEET                                                                  5
   CONSOLIDATING STATEMENT OF OPERATING EARNINGS                                                6

SUMMARY OF SEGMENT OPERATING EARNINGS                                                           8

INSTITUTIONAL OPERATIONS
   STATEMENTS OF OPERATING EARNINGS                                                             9
   PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT AND ADDITIONAL STATISTICAL INFORMATION         13
   FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
      SEPARATE ACCOUNT LIABILITIES                                                             14
   OTHER EXPENSES BY MAJOR CATEGORY                                                            15
   SPREADS BY PRODUCT                                                                          16

INDIVIDUAL OPERATIONS
   STATEMENTS OF OPERATING EARNINGS                                                            17
   PREMIUMS AND DEPOSITS BY PRODUCT AND MUTUAL FUND SALES                                      22
   ADDITIONAL STATISTICAL INFORMATION                                                          23
   FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
      SEPARATE ACCOUNT LIABILITIES                                                             24
   INSURANCE EXPENSES AND OTHER EXPENSES BY MAJOR CATEGORY                                     25
   SPREADS BY PRODUCT                                                                          26

AUTO & HOME OPERATIONS
   STATEMENTS OF OPERATING EARNINGS                                                            27
   WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA        31

INTERNATIONAL OPERATIONS
   STATEMENT OF OPERATING EARNINGS                                                             32

REINSURANCE OPERATIONS
   STATEMENT OF OPERATING EARNINGS                                                             33
   PRE-TAX AND PRE-MINORITY INTEREST OPERATING EARNINGS BY REGION AND RESERVES BY REGION       34

CORPORATE, OTHER & ELIMINATIONS
   STATEMENT OF OPERATING EARNINGS                                                             35

METLIFE, INC.
   INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS                                  36
   FIXED MATURITIES AND EQUITY SECURITIES GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE     38
   SUMMARY OF FIXED MATURITIES AVAILABLE FOR SALE BY SECTOR AND QUALITY DISTRIBUTION,
      AND SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE                     39
   SUMMARY OF REAL ESTATE, SUMMARY OF MORTGAGES AND CONSUMER LOANS AND DISTRIBUTION
      OF ASSETS UNDER MANAGEMENT                                                               40

OTHER INFORMATION
   COMPANY RATINGS                                                                             41

NOTE:

THE QUARTERLY FINANCIAL SUPPLEMENT ("QFS") INCLUDES FINANCIAL MEASURES, OPERATING EARNINGS AND OPERATING EARNINGS PER DILUTED SHARE, THAT ARE NOT BASED ON GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"). OPERATING EARNINGS IS DEFINED AS GAAP NET INCOME EXCLUDING NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, ADJUSTMENTS RELATED TO NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, THE IMPACT FROM THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING, NET OF INCOME TAXES, AND DISCONTINUED OPERATIONS, NET OF INCOME TAXES. SCHEDULED SETTLEMENT PAYMENTS ON DERIVATIVE INSTRUMENTS NOT QUALIFYING FOR HEDGE ACCOUNTING TREATMENT ARE INCLUDED IN OPERATING EARNINGS. OPERATING EARNINGS PER DILUTED SHARE IS CALCULATED BY DIVIDING OPERATING EARNINGS AS DEFINED ABOVE BY THE NUMBER OF WEIGHTED AVERAGE DILUTED SHARES OUTSTANDING FOR THE PERIOD INDICATED. METLIFE BELIEVES THESE MEASURES ENHANCE THE UNDERSTANDING AND COMPARABILITY OF ITS PERFORMANCE BY EXCLUDING NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, AND ADJUSTMENTS RELATED TO NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, BOTH OF WHICH CAN FLUCTUATE SIGNIFICANTLY FROM PERIOD TO PERIOD, THE IMPACT OF THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING, NET OF INCOME TAXES, AND DISCONTINUED OPERATIONS, NET OF INCOME TAXES, THEREBY HIGHLIGHTING THE RESULTS FROM OPERATIONS AND THE UNDERLYING PROFITABILITY DRIVERS OF THE BUSINESS. OPERATING EARNINGS AND OPERATING EARNINGS PER DILUTED SHARE SHOULD NOT BE VIEWED AS SUBSTITUTES FOR GAAP NET INCOME AND GAAP NET INCOME PER DILUTED SHARE, RESPECTIVELY. RECONCILIATIONS OF OPERATING EARNINGS TO GAAP NET INCOME AND OPERATING EARNINGS PER DILUTED SHARE TO GAAP NET INCOME PER DILUTED SHARE, THE MOST DIRECTLY COMPARABLE GAAP MEASURES, ARE INCLUDED IN THE QFS AND IN METLIFE'S EARNINGS PRESS RELEASE, DATED MAY 3, 2005, FOR THE QUARTER ENDED MARCH 31, 2005, WHICH ARE AVAILABLE AT WWW.METLIFE.COM.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

CORPORATE OVERVIEW

Unaudited (Dollars and shares in millions, except per share data)

                                                                              For the Three Months Ended
                                                             ------------------------------------------------------------------
                                                              March 31,    June 30,     September 30,   December 31,   March 31,
                                                                2004         2004           2004           2004          2005
                                                             ------------------------------------------------------------------
Net income (1)                                               $    598    $    954        $     695      $    511       $  987
      Net investment gains (losses)                               123         157              178          (214)         (21)
      Minority interest - net investment
        gains (losses)                                             (8)         (8)               2             5           (9)
      Net investment gains (losses) tax
        benefit (provision)                                       (39)        (47)             (62)           71            9
                                                             ----------------------------------------------------------------
Net investment gains (losses), net of
        income taxes (2) (3) (4)                                   76         102              118          (138)         (21)
      Adjustments related to policyholder
        benefits and dividends                                     31         116              (74)           (9)          70
      Adjustments related to other expenses                       (17)         (5)               6             5          (15)
      Adjustments related to tax benefit
        (provision)                                                (5)        (39)              24             1          (19)
                                                             ----------------------------------------------------------------
Adjustments related to net investment gains
        (losses), net of income taxes (5)                           9          72              (44)           (3)          36
Cumulative effect of a change in accounting,
        net of income taxes (6)                                   (86)          0                0             0           0
Discontinued operations, net of income taxes                        4          14                5            (4)         151
                                                             ----------------------------------------------------------------
Operating earnings                                           $    595    $    766 (8)    $     616 (9)  $    656       $  821
                                                             ================================================================

Net income per share - diluted                               $   0.79    $   1.26        $    0.92      $   0.68       $ 1.33
Net investment gains (losses), net of
        income taxes                                             0.10        0.13             0.15         (0.18)       (0.03)
Adjustments related to net investment
        gains (losses), net of income taxes                      0.01        0.10            (0.06)        (0.01)        0.05
Cumulative effect of a change in
        accounting, net of income taxes                         (0.11)       0.00             0.00          0.00         0.00
Discontinued operations, net of income taxes                     0.01        0.02             0.01         (0.01)        0.20
                                                             ----------------------------------------------------------------
Operating earnings per share - diluted                       $   0.78    $   1.01        $    0.82      $   0.88       $ 1.11
                                                             ================================================================

Weighted average common shares outstanding - diluted            760.3       758.0            753.4         747.7        739.6

Book value per common share (actual shares outstanding)      $  29.58    $  28.53        $   30.86      $  31.16       $31.43
Book value per common share, excluding accumulated other
      comprehensive income (actual shares outstanding)       $  25.03    $  26.24        $   27.11      $  27.12       $28.48

Book value per common share - diluted                        $  29.39    $  28.23        $   30.50      $  30.53       $31.15
Book value per common share, excluding
      accumulated other comprehensive income - diluted       $  24.86    $  25.96        $   26.79      $  26.57       $28.23

                                                                              For the Three Months Ended
                                                       -----------------------------------------------------------------
                                                        March 31,    June 30,   September 30,   December 31,   March 31,
                                                          2004         2004         2004            2004         2005
                                                        ---------    --------   -------------   ------------   ---------
Shares outstanding, beginning of period                  757.2        755.4         750.0          744.5        732.5
Treasury stock                                            (1.8)        (5.4)         (5.5)         (12.0)         0.6
                                                         ------------------------------------------------------------
Shares outstanding, end of period                        755.4        750.0         744.5          732.5        733.1

Weighted average common shares outstanding - basic       757.2        754.5         749.2          742.3        734.0
Dilutive effect of convertible securities                  0.0          0.0           0.0            0.0          0.0
Dilutive effect of stock options                           3.1          3.5           4.2            5.4          5.6
                                                         ------------------------------------------------------------
Weighted average common shares outstanding - diluted     760.3        758.0         753.4          747.7        739.6
                                                         ============================================================
Policyholder Trust Shares                                347.2        335.0         325.1          321.3        315.4

SUPPLEMENTAL DATA

Adjusted long-term debt to total capital excluding
      accumulated other comprehensive income (7)          20.5%        21.9%         22.8%          25.2%        24.2%

(1) Presentation of net income throughout the QFS differs from other public filings with respect to discontinued operations and scheduled settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities.

(2) Net investment gains (losses), net of income taxes, excludes scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment of $9 million, $14 million, $8 million, $2 million and $16 million, for the three months ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005, respectively. For QFS purposes, these settlements are included in net investment income.

(3) Net investment gains (losses), net of income taxes, from real estate and real estate joint ventures include discontinued operations of $13 million, $85 million, ($10) million, $2 million and $12 million, for the three months ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005, respectively.

(4) Net investment gains (losses), net of income taxes, for the three months ended December 31, 2004 includes a charge of $17 million related to the value of an embedded derivative associated with a funds withheld reinsurance treaty that was converted to a coinsurance agreement.

(5) Adjustments related to net investment gains (losses), net of income taxes, include amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(6) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1. The cumulative effect of a change in accounting, net of income taxes, for the three months ended March 31, 2004 was adjusted by a $72 million benefit in accordance with the SOP 03-1 Technical Practice Aid.

(7) Adjusted long-term debt at March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005 consists of $4,907 million, $5,503 million, $6,004 million, $6,669 million and $6,657 million of long-term debt, respectively, and $36 million, $36 million, $36 million, $111 million and $113 million of short-term debt, respectively. Total capital is defined as equity less accumulated other comprehensive income plus adjusted long-term debt and company obligated mandatorily redeemable capital securities.

(8) Operating earnings and net income for the three months ended June 30, 2004 includes a $32 million charge, net of income taxes ($0.04 per diluted share), from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company, a $31 million benefit, net of income taxes ($0.04 per diluted share), from a reduction of a previously established premium tax liability and a $105 million benefit ($0.14 per diluted share), related to a previously disclosed resolution of an IRS audit.

(9) Operating earnings for the three months ended September 30, 2004 includes a $9 million benefit ($0.01 per diluted share), from a revision of the estimate of income taxes for 2003.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

                                                                                       As of
                                                           -------------------------------------------------------------
                                                            March 31,    June 30,   September 30, December 31,  March 31,
        Unaudited (Dollars in millions)                       2004        2004         2004          2004         2005
------------------------------------------------------------------------------------------------------------------------
      ASSETS (1)

           Fixed maturities, at fair value                 $ 174,100    $ 170,192    $ 176,091    $ 176,763    $ 182,653
           Equity securities, at fair value                    1,741        1,715        1,869        2,188        2,516
           Mortgage and consumer loans                        26,562       28,118       29,620       32,406       31,977
           Policy loans                                        8,758        8,766        8,801        8,899        8,953
           Real estate and real estate joint ventures          4,696        4,150        4,263        4,233        4,306
           Other limited partnership interests                 2,549        2,806        2,846        2,907        3,051
           Short-term investments                              1,987        2,077        2,451        2,663        2,551
           Other invested assets                               5,083        5,108        4,394        4,926        4,960
                                                           -------------------------------------------------------------
      Total Investments                                      225,476      222,932      230,335      234,985      240,967

      Cash and cash equivalents                                3,111        4,424        3,592        4,051        3,925
      Accrued investment income                                2,337        2,330        2,491        2,338        2,433
      Premiums and other receivables                           7,397        7,370        7,089        6,696        7,515
      Deferred policy acquisition costs                       12,961       13,828       13,920       14,336       14,798
      Assets of subsidiaries held-for-sale                       159          196          217          379            0
      Other assets                                             7,236        7,185        7,352        7,254        7,247
      Separate account assets                                 78,336       79,747       81,181       86,769       85,786
                                                           -------------------------------------------------------------
      Total Assets                                         $ 337,013    $ 338,012    $ 346,177    $ 356,808    $ 362,671
                                                           =============================================================

      LIABILITIES AND EQUITY (1)
      LIABILITIES
      -----------
           Future policy benefits                          $  96,333    $  95,731    $  98,197    $ 100,159    $ 100,630
           Policyholder account balances                      77,981       79,943       81,798       83,570       85,802
           Other policyholder funds                            6,608        6,721        6,812        6,984        7,226
           Policyholder dividends payable                        986        1,064        1,125        1,071        1,048
           Policyholder dividend obligation                    2,667        1,330        2,161        2,243        1,737
           Short-term debt                                     3,068        3,218        1,566        1,445        1,120
           Long-term debt                                      5,707        6,226        6,695        7,412        7,414
           Shares subject to mandatory redemption                277          277          277          278          278
           Liabilities of subsidiaries held-for-sale              41           65           80          240            0
           Current income tax payable                            637          751          501          421           31
           Deferred income tax payable                         2,889        1,972        2,468        2,473        2,414
           Payables under securities loaned transactions      28,045       28,132       28,662       28,678       31,713
           Other liabilities                                  11,090       11,437       11,679       12,241       14,434
           Separate account liabilities                       78,336       79,747       81,181       86,769       85,786
                                                           -------------------------------------------------------------
      Total Liabilities                                      314,665      316,614      323,202      333,984      339,633
                                                           -------------------------------------------------------------

      EQUITY
      ------
           Common stock, at par value                              8            8            8            8            8
           Additional paid-in capital                         15,001       15,013       15,027       15,037       15,043
           Retained earnings                                   4,791        5,745        6,440        6,608        7,595
           Treasury stock                                       (896)      (1,085)      (1,294)      (1,785)      (1,764)
           Accumulated other comprehensive income              3,444        1,717        2,794        2,956        2,156
                                                           -------------------------------------------------------------
      Total Equity                                            22,348       21,398       22,975       22,824       23,038
                                                           -------------------------------------------------------------
 Total Liabilities and Stockholders' Equity                $ 337,013    $ 338,012    $ 346,177    $ 356,808    $ 362,671
                                                           =============================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS

                                                                                    For the Three Months Ended
                                                                  ------------------------------------------------------------
                                                                  March 31,   June 30,  September 30,  December 31,  March 31,
Unaudited (Dollars in millions)                                     2004        2004         2004          2004         2005
------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums (1)                                                       $5,386    $5,337       $5,679       $ 5,802        $ 6,002
Universal life and investment-type product policy fees (1)            663       721          737           747            791
Investment income, net                                              3,000     3,157        3,107         3,346          3,280
Other revenues                                                        313       283          292           310            299
                                                                   ----------------------------------------------------------
                                                                    9,362     9,498        9,815        10,205         10,372
                                                                   ----------------------------------------------------------

EXPENSES
Policyholder benefits and dividends (1)                             5,931     5,914        6,260         6,291          6,447
Interest credited to policyholder account balances                    738       743          739           778            795
Interest expense                                                       99       108          113           116            119
Other expenses                                                      1,728     1,754        1,829         2,068          1,830
                                                                   ----------------------------------------------------------
                                                                    8,496     8,519        8,941         9,253          9,191
                                                                   ----------------------------------------------------------
Operating earnings before provision for income taxes                  866       979          874           952          1,181
Provision for income taxes                                            271       213          258           296            360
                                                                   ----------------------------------------------------------
OPERATING EARNINGS                                                 $  595    $  766(4)    $  616 (5)   $   656        $   821
                                                                   ==========================================================

NET INCOME RECONCILIATION
----------------------------------------------------------------
Operating earnings                                                 $  595    $  766       $  616       $   656        $   821
      Net investment gains (losses)                                   123       157          178          (214)           (21)
      Minority interest - net investment gains (losses)                (8)       (8)           2             5             (9)
      Net investment gains (losses) tax benefit (provision)           (39)      (47)         (62)           71              9
                                                                   ----------------------------------------------------------
Net investment gains (losses), net of income taxes                     76       102          118          (138)           (21)
      Adjustments related to policyholder benefits and dividends       31       116          (74)           (9)            70
      Adjustments related to other expenses                           (17)       (5)           6             5            (15)
      Adjustments related to tax benefit (provision)                   (5)      (39)          24             1            (19)
                                                                   ----------------------------------------------------------
Adjustments related to net investment gains (losses), net of
  income taxes (2)                                                      9        72          (44)           (3)            36
Cumulative effect of a change in accounting, net of income
  taxes (3)                                                           (86)        0            0             0              0
Discontinued operations, net of income taxes                            4        14            5            (4)           151
                                                                   ----------------------------------------------------------
Net income                                                         $  598    $  954       $  695       $   511        $   987
                                                                   ==========================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

(4) Operating earnings and net income for the three months ended June 30, 2004 includes a $32 million charge, net of income taxes, from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company, a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability and a $105 million benefit related to a previously disclosed resolution of an IRS audit.

(5) Operating earnings for the three months ended September 30, 2004 includes a $9 million benefit, from a revision of the estimate of income taxes for 2003.

\
                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2005

                                                                                                                        Corporate,
                                                                                  Auto &                                  Other &
Unaudited (Dollars in millions)          Consolidated  Institutional   Individual  Home    International  Reinsurance   Eliminations
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Total investments                        $    240,967  $      87,208  $  110,872  $4,155  $       8,288  $    11,343   $     19,101
Cash and cash equivalents                       3,925           (143)      1,303     (53)          (167)         194          2,791
Accrued investment income                       2,433            712       1,090      64            110           87            370
Premiums and other receivables                  7,515          2,428       3,953     796            387          934           (983)
Deferred policy acquisition costs              14,798            998       9,589     178          1,356        2,677              0
Assets of subsidiaries held-for-sale                0              0           0       0              0            0              0
Other assets                                    7,247          1,578       2,343     578            349          150          2,249
Separate account assets                        85,786         35,521      49,148       0          1,104           13              0
                                         ------------------------------------------------------------------------------------------
   Total Assets                          $    362,671  $     128,302  $  178,298  $5,718  $      11,427  $    15,398   $     23,528
                                         ==========================================================================================

LIABILITIES AND EQUITY
LIABILITIES
-----------
Future policy benefits                   $    100,630        $35,435  $   53,899  $3,196  $       4,907  $     4,517   ($     1,324)
Policyholder account balances                  85,802         34,142      43,907       0          2,749        5,007             (3)
Other policyholder funds                        7,226          2,188       2,621      (4)           686        1,650             85
Policyholder dividends payable                  1,048            152         894       0              2            9             (9)
Policyholder dividend obligation                1,737              0       1,737       0              0            0              0
Short-term debt                                 1,120              0           1       0              0            0          1,119
Long-term debt                                  7,414             (2)        466       0             34          480          6,436
Shares subject to mandatory redemption            278              0           0       0              0          159            119
Liabilities of subsidiaries
 held-for-sale                                      0              0           0       0              0            0              0
Current income tax payable                         31            117        (319)     18            (35)         (47)           297
Deferred income tax payable                     2,414            (57)      1,368      17             76          794            216
Payables under securities loaned
 transactions                                  31,713         10,626      13,664     129              0            0          7,294
Other liabilities                              14,434          2,517       2,783   1,069            576        1,201          6,288
Separate account liabilities                   85,786         35,521      49,148       0          1,104           13              0
                                         ------------------------------------------------------------------------------------------
   Total Liabilities                          339,633        120,639     170,169   4,425         10,099       13,783         20,518

EQUITY
------
Common stock, at par value                          8              0           0       0              0            0              8
Allocated equity (1)                           22,638          6,589       7,624   1,167          1,077        1,446          4,735
Treasury stock                                 (1,764)             0           0       0              0            0         (1,764)
Accumulated other comprehensive income          2,156          1,074         505     126            251          169             31
                                         ------------------------------------------------------------------------------------------
   Total Stockholders' Equity                  23,038          7,663       8,129   1,293          1,328        1,615          3,010
                                         ------------------------------------------------------------------------------------------
Total Liabilities and Stockholders'
 Equity                                  $    362,671  $     128,302  $  178,298  $5,718  $      11,427  $    15,398   $     23,528
                                         ==========================================================================================

(1) Allocated equity includes additional paid-in capital and retained earnings.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31, 2005

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)         Consolidated Institutional Individual Auto & Home International Reinsurance  & Eliminations
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                  $ 6,002      $ 2,843      $ 1,021     $  728        $ 502       $   907        $   1
Universal life and investment-type
 product policy fees                          791          187          485          0          119             0            0
Investment income, net                      3,280        1,215        1,561         43          150           161          150
Other revenues                                299          156          117          9            3            11            3
                                          ------------------------------------------------------------------------------------
                                           10,372        4,401        3,184        780          774         1,079          154
                                          ------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends         6,447        3,133        1,635        478          446           750            5
Interest credited to policyholder
  account balances                            795          286          407          0           47            55            0
Capitalization of deferred policy
  acquisition costs                          (767)         (64)        (254)      (103)        (125)         (221)           0
Amortization of deferred policy
  acquisition costs                           528           32          186        111           56           143            0
Other expenses                              2,188          525          733        191          246           312          181
                                          ------------------------------------------------------------------------------------
                                            9,191        3,912        2,707        677          670         1,039          186
                                          ------------------------------------------------------------------------------------

Operating earnings before provision
  (benefit)for income taxes                 1,181          489          477        103          104            40          (32)
Provision (benefit) for income taxes          360          165          159         27           37            13          (41)
                                          ------------------------------------------------------------------------------------
OPERATING EARNINGS                        $   821      $   324      $   318     $   76        $  67       $    27        $   9
                                          ====================================================================================

NET INCOME RECONCILIATION
-------------------------------------
Operating earnings                        $   821      $   324       $  318     $   76        $  67       $    27        $   9
       Net investment gains (losses)          (21)           5           59          0            0            28         (113)
       Minority interest - net
         investment gains (losses)             (9)           0           (4)         0            0            (5)           0
       Net investment gains (losses)
         tax benefit (provision)                9           (3)         (23)         0            0            (8)          43
                                          ------------------------------------------------------------------------------------
Net investment gains (losses), net of
  income taxes                                (21)           2           32          0            0            15          (70)
       Adjustments related to
         policyholder benefits and
          dividends                            70           35           21          0           14             0            0
       Adjustments related to other
         expenses                             (15)           0            2          0            0           (17)           0
       Adjustments related to tax
         benefit (provision)                  (19)         (12)          (8)         0           (5)            6            0
                                          ------------------------------------------------------------------------------------
Adjustments related to net investment
  gains (losses), net of income taxes
   (1)                                         36           23           15          0            9           (11)           0
Cumulative effect of a change in
  accounting, net of income taxes               0            0            0          0            0             0            0
Discontinued operations, net of income
  taxes                                       151            0            0          0            0             0          151
                                          ------------------------------------------------------------------------------------
Net income                                $   987      $   349      $   365     $   76        $  76       $    31        $  90
                                          ====================================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, include amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31, 2004

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)         Consolidated Institutional Individual Auto & Home International Reinsurance  & Eliminations
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums (1)                              $ 5,386      $  2,454      $  978     $  737       $  402       $  816        ($   1)
Universal life and investment-type
 product policy fees (1)                      663           155         425          0           83            0             0
Investment income, net                      3,000         1,096       1,521         46          123          130            84
Other revenues                                313           164         117          9            4           12             7
                                          ------------------------------------------------------------------------------------
                                            9,362         3,869       3,041        792          612          958            90
                                          ------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends (1)     5,931         2,712       1,644        536          378          659             2
Interest credited to policyholder
  account balances                            738           227         423          0           37           51             0
Capitalization of deferred policy
  acquisition costs                          (764)          (61)       (293)      (108)         (71)        (231)            0
Amortization of deferred policy
  acquisition costs                           464            25         166        114           31          128             0
Other expenses                              2,127           487         820        192          172          324           132
                                          ------------------------------------------------------------------------------------
                                            8,496         3,390       2,760        734          547          931           134
                                          ------------------------------------------------------------------------------------

Operating earnings before provision
 (benefit) for income taxes                   866           479         281         58           65           27           (44)
Provision (benefit) for income taxes          271           162          94         12           21            9           (27)
                                          ------------------------------------------------------------------------------------
OPERATING EARNINGS                        $   595      $    317      $  187     $   46       $   44       $   18        ($  17)
                                          ====================================================================================

NET INCOME RECONCILIATION
--------------------------------------
Operating earnings                        $   595      $    317      $  187     $   46       $   44       $   18        ($  17)
    Net investment gains (losses)             123           100         (28)         0           26           21             4
    Minority interest - net investment
      gains (losses)                           (8)            0           0          0            0           (8)            0
    Net investment gains (losses) tax
      benefit (provision)                     (39)          (36)          9          0           (6)          (4)           (2)
                                          ------------------------------------------------------------------------------------
Net investment gains (losses), net of
  income taxes                                 76            64         (19)         0           20            9             2
    Adjustments related to policyholder
     benefits and dividends                    31           (17)         45          0            3            0             0
    Adjustments related to other
     expenses                                 (17)            0         (13)         0            0           (4)            0
    Adjustments related to tax benefit
     (provision)                               (5)            6         (11)         0           (1)           1             0
                                          ------------------------------------------------------------------------------------
Adjustments related to net investment
  gains (losses), net of income taxes
   (2)                                          9           (11)         21          0            2           (3)            0
Cumulative effect of a change in
  accounting, net of income taxes (3)         (86)          (60)          0          0          (30)           5            (1)
Discontinued operations, net of income
  taxes                                         4             0           0          0            0            0             4
                                          ------------------------------------------------------------------------------------
Net income                                $   598      $    310      $  189     $   46       $   36       $   29        ($  12)
                                          ====================================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, include amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

SUMMARY OF SEGMENT OPERATING EARNINGS (1)

                                                             For Three Months Ended
                                    ----------------------------------------------------------------------
                                    March 31,      June 30,     September 30,     December 31,   March 31,
Unaudited (Dollars in millions)       2004          2004            2004             2004         2005
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS             $ 317          $ 317           $ 294            $ 308        $ 324

INDIVIDUAL OPERATIONS                  187            217             201              200          318

AUTO & HOME OPERATIONS                  46             71              34               63           76

INTERNATIONAL OPERATIONS                44             41              45               26           67

REINSURANCE OPERATIONS                  18             23              14               31           27

CORPORATE, OTHER & ELIMINATIONS        (17)            97              28               28            9

                                     ------------------------------------------------------------------
CONSOLIDATED                         $ 595          $ 766   (2)     $ 616    (3)     $ 656        $ 821
                                     ==================================================================

(1) A reconciliation of operating earnings to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 9; (ii) Individual Operations, page 17; (iii) Auto & Home Operations, page 27;
      (iv) International Operations, page 32; (v) Reinsurance Operations, page 33; and for Corporate, Other and Eliminations, on page 35. A reconciliation of operating earnings to net income for MetLife, Inc., Consolidated, appears on Page 4.

(2) Operating earnings and net income for the three months ended June 30, 2004 includes a $32 million charge, net of income taxes, from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company, a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability and a $105 million benefit related to a previously disclosed resolution of an IRS audit.

(3) Operating earnings for the three months ended September 30, 2004 includes a $9 million benefit from a revision of the estimate of income taxes for 2003.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                         For the Three Months Ended
                                                                      --------------------------------------------------------------
                                                                      March 31,   June 30,   September 30,  December 31,   March 31,
Institutional Operations                                                2004        2004         2004          2004          2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums  (1)                                                          $2,454     $2,401        $2,662         $2,515        $2,843
Universal life and investment-type product policy fees  (1)               155        182           177            171           187
Investment income, net                                                  1,096      1,128         1,115          1,180         1,215
Other revenues                                                            164        155           152            161           156
                                                                       ------------------------------------------------------------
                                                                        3,869      3,866         4,106          4,027         4,401
                                                                       ------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends  (1)                                2,712      2,713         2,926          2,780         3,133
Interest credited to policyholder account balances                        227        232           242            259           286
Other expenses                                                            451        440           494            522           493
                                                                       ------------------------------------------------------------
                                                                        3,390      3,385         3,662          3,561         3,912
                                                                       ------------------------------------------------------------
Operating earnings before provision for income taxes                      479        481           444            466           489
Provision for income taxes                                                162        164           150            158           165
                                                                       ------------------------------------------------------------
OPERATING EARNINGS                                                     $  317     $  317(4)     $  294         $  308        $  324
                                                                       ============================================================

NET INCOME RECONCILIATION
--------------------------------------------------------------------
Operating earnings                                                     $  317     $  317        $  294         $  308        $  324
        Net investment gains (losses)                                     100         18           105            (69)            5
        Minority interest - net investment gains (losses)                   0          0             0              0             0
        Net investment gains (losses) tax benefit (provision)             (36)        (9)          (33)            24            (3)
                                                                       ------------------------------------------------------------
Net investment gains (losses), net of income taxes                         64          9            72            (45)            2
        Adjustments related to policyholder benefits and dividends        (17)        78           (35)           (33)           35
        Adjustments related to other expenses                               0          0             0              0             0
        Adjustments related to tax benefit (provision)                      6        (27)           11             12           (12)
                                                                       ------------------------------------------------------------
Adjustments related to net investment gains (losses), net of income
   taxes (2)                                                              (11)        51           (24)           (21)           23
Cumulative effect of a change in accounting, net of income taxes (3)      (60)         0             0              0             0
Discontinued operations, net of income taxes                                0          0             0              0             0
                                                                       ------------------------------------------------------------
Net income                                                             $  310     $  377        $  342         $  242        $  349
                                                                       ============================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

(4) Operating earnings for the period ended June 30, 2004 includes a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                   For the Three Months Ended
                                                                  --------------------------------------------------------------
                                                                  March 31,   June 30,    September 30,  December 31,  March 31,
Group Life                                                          2004        2004          2004           2004        2005
--------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums  (1)                                                       $ 1,316    $1,261         $1,225        $1,242       $1,318
Universal life and investment-type product policy fees  (1)             155       182            177           171          187
Investment income, net                                                  259       269            250           252          268
Other revenues                                                           19        13             10            14           13
                                                                    -----------------------------------------------------------
                                                                      1,749     1,725          1,662         1,679        1,786
                                                                    -----------------------------------------------------------

EXPENSES
Policyholder benefits and dividends  (1)                              1,410     1,338          1,284         1,296        1,408
Interest credited to policyholder account balances                      100       101            100           101           99
Other expenses                                                          123        88            126           136          129
                                                                    -----------------------------------------------------------
                                                                      1,633     1,527          1,510         1,533        1,636
                                                                    -----------------------------------------------------------
Operating earnings before provision for income taxes                    116       198            152           146          150
Provision for income taxes                                               39        68             52            50           50
                                                                    -----------------------------------------------------------
OPERATING EARNINGS                                                  $    77    $  130(2)      $  100        $   96       $  100
                                                                    ===========================================================

Net investment gains (losses), net of income taxes                       17        (4)             4           (44)         (10)
Adjustments related to net investment gains (losses), net of
  income taxes                                                            0         0              0             0            0
Cumulative effect of a change in accounting, net of income taxes          0         0              0             0            0
Discontinued operations, net of income taxes                              0         0              0             0            0
                                                                    -----------------------------------------------------------
Net income                                                          $    94    $  126         $  104        $   52       $   90
                                                                    ===========================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Operating earnings for the period ended June 30, 2004 includes a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                        For the Three Months Ended
                                                                      -----------------------------------------------------------
                                                                      March 31,  June 30,  September 30,  December 31,  March 31,
Retirement & Savings                                                    2004       2004        2004           2004        2005
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                               $  265     $  225     $    504       $   298      $  495
Universal life and investment-type product policy fees                      0          0            0             0           0
Investment income, net                                                    730        736          750           803         817
Other revenues                                                             57         55           54            55          57
                                                                       --------------------------------------------------------
                                                                        1,052      1,016        1,308         1,156       1,369
                                                                       --------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                                       589        598          868           675         862
Interest credited to policyholder account balances                        127        131          142           158         187
Other expenses                                                             69         84           83            88          78
                                                                       --------------------------------------------------------
                                                                          785        813        1,093           921       1,127
                                                                       --------------------------------------------------------

Operating earnings before provision for income taxes                      267        203          215           235         242
Provision for income taxes                                                 89         68           71            78          81
                                                                       --------------------------------------------------------
OPERATING EARNINGS                                                     $  178     $  135     $    144       $   157      $  161
                                                                       ========================================================

Net investment gains (losses), net of income taxes                         32         28           49             4          13
Adjustments related to net investment gains (losses), net of
  income taxes                                                              0         20           (3)          (15)         11
Cumulative effect of a change in accounting, net of income taxes (1)      (40)         0            0             0           0
Discontinued operations, net of income taxes                                0          0            0             0           0
                                                                       --------------------------------------------------------
Net income                                                             $  170     $  183     $    190       $   146      $  185
                                                                       ========================================================

(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                      For the Three Months Ended
                                                                      -----------------------------------------------------------
                                                                      March 31,  June 30,  September 30,  December 31,  March 31,
Non-Medical Health & Other                                              2004       2004        2004           2004        2005
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums (1)                                                          $    873   $   915      $   933        $  975     $  1,030
Universal life and investment-type product policy fees                       0         0            0             0            0
Investment income, net                                                     107       123          115           125          130
Other revenues                                                              88        87           88            92           86
                                                                      ----------------------------------------------------------
                                                                         1,068     1,125        1,136         1,192        1,246
                                                                      ----------------------------------------------------------
EXPENSES
Policyholder benefits and dividends  (1)                                   713       777          774           809          863
Interest credited to policyholder account balances                           0         0            0             0            0
Other expenses                                                             259       268          285           298          286
                                                                      ----------------------------------------------------------
                                                                           972     1,045        1,059         1,107        1,149
                                                                      ----------------------------------------------------------

Operating earnings before provision for income taxes                        96        80           77            85           97
Provision for income taxes                                                  34        28           27            30           34
                                                                      ----------------------------------------------------------
OPERATING EARNINGS                                                    $     62   $    52      $    50        $   55     $     63
                                                                      ==========================================================

Net investment gains (losses), net of income taxes                          15       (15)          19            (5)          (1)
Adjustments related to net investment gains (losses), net of income
  taxes                                                                    (11)       31          (21)           (6)          12
Cumulative effect of a change in accounting, net of income taxes (2)       (20)        0            0             0            0
Discontinued operations, net of income taxes                                 0         0            0             0            0
                                                                      ----------------------------------------------------------
Net income                                                            $     46   $    68      $    48        $   44     $     74
                                                                      ==========================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
AND ADDITIONAL STATISTICAL INFORMATION

                                                                            For the Three Months Ended
                                                           -----------------------------------------------------------
                                                           March 31,  June 30,  September 30,  December 31,  March 31,
Unaudited (Dollars in millions)                              2004       2004        2004           2004        2005
----------------------------------------------------------------------------------------------------------------------
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT (1)

Group Life                                                 $ 1,490    $ 1,456      $ 1,412       $ 1,427     $ 1,518
Retirement & Savings                                           322        280          558           353         552
Non-Medical Health & Other                                     961      1,002        1,021         1,067       1,116
                                                           ---------------------------------------------------------
Total Premiums, Fees and Other Revenues                    $ 2,773    $ 2,738      $ 2,991       $ 2,847     $ 3,186
                                                           =========================================================

Group Disability (Included in Non-Medical Health & Other)  $   245    $   252      $   253       $   276     $   282

ADDITIONAL STATISTICAL INFORMATION

INCURRED LOSS RATIO (MORTALITY EXPERIENCE): (1)
    Term Life                                                 95.8%      93.2%        90.9%         90.7%       94.9%

INCURRED LOSS RATIO (MORBIDITY EXPERIENCE): (1)
    Group Disability                                          93.3%      92.8%        91.9%         98.8%       91.1%

NUMBER OF SALES REPRESENTATIVES                                786        794          779           762         783

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation. With respect to premiums, fees and other revenues, certain experience rating refunds and changes to premium stabilization reserves are included in premiums and fees. The following table excludes these amounts:

Group Life                               $1,472  $1,444  $1,459  $1,513  $1,602
Retirement & Savings                        322     280     558     353     552
Non-Medical Health & Other                  966   1,000   1,024   1,061   1,123
                                         --------------------------------------
Total Premiums, Fees and Other Revenues  $2,760  $2,724  $3,041  $2,927  $3,277
                                         ======================================

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
--------------------------------------------------------

                                               For the Three Months Ended
                              ------------------------------------------------------------
                              March 31,  June 30,  September 30,  December 31,  March 31,
Group Life                      2004       2004        2004           2004        2005
------------------------------------------------------------------------------------------
Balance, beginning of period   $14,678   $14,642     $14,834        $14,959     $15,022
Premiums and deposits  (1)       2,753     2,638       2,497          2,446       2,697
Interest on reserves               130       131         131            135         135
Surrenders and withdrawals      (1,144)   (1,118)     (1,081)        (1,115)     (1,159)
Benefits and reserves  (1)      (1,411)   (1,338)     (1,287)        (1,288)     (1,409)
Other (1)                         (364)     (121)       (135)          (115)       (112)
                               -----------------------------------------------------------
Balance, end of period         $14,642   $14,834     $14,959        $15,022     $15,174
                               ===========================================================

                                               For the Three Months Ended
                              ------------------------------------------------------------
                              March 31,   June 30,  September 30,  December 31,  March 31,
Retirement & Savings            2004        2004        2004           2004        2005
------------------------------------------------------------------------------------------
Balance, beginning of period  $ 40,298   $ 42,634     $ 42,287       $ 44,497    $ 45,979
Premiums and deposits            2,424      2,003        2,525          2,696       2,699
Interest on reserves               542        551          567            595         613
Surrenders and withdrawals      (1,222)      (928)      (1,361)        (1,566)       (807)
Benefits and reserves             (468)      (470)        (504)          (495)       (484)
Other (2)                        1,060     (1,503)         983            252        (528)
                              ------------------------------------------------------------
Balance, end of period        $ 42,634   $ 42,287     $ 44,497       $ 45,979    $ 47,472
                              ============================================================

                                               For the Three Months Ended
                              ------------------------------------------------------------
                              March 31,  June 30,  September 30,  December 31,  March 31,
Non-Medical Health & Other      2004       2004         2004         2004         2005
------------------------------------------------------------------------------------------
Balance, beginning of period   $ 4,708   $ 6,003     $ 6,407        $ 6,601      $ 6,784
Premiums and deposits (1)          789       835         843            899          942
Interest on reserves                57        60          63             64           67
Surrenders and withdrawals          24        25          27             18           19
Benefits and reserves (1)         (690)     (739)       (753)          (791)        (839)
Other (1) (2)                    1,115       223          14             (7)         (42)
                               -----------------------------------------------------------
Balance, end of period         $ 6,003   $ 6,407     $ 6,601        $ 6,784      $ 6,931
                               ===========================================================

SEPARATE ACCOUNT LIABILITIES
----------------------------

                                               For the Three Months Ended
                              -----------------------------------------------------------
                              March 31,  June 30,  September 30,  December 31,  March 31,
Group Life                      2004       2004        2004           2004        2005
-----------------------------------------------------------------------------------------
Balance, beginning of period   $ 7,045   $ 7,754      $ 8,066       $ 8,337      $ 8,192
Premiums and deposits              160       156          182           133          114
Investment performance             645       239          166            63          168
Surrenders and withdrawals         (92)      (86)         (77)         (341)        (498)
Policy charges                       0         0            0             0            0
Other                               (4)        3            0             0            0
                               ---------------------------------------------------------
Balance, end of period         $ 7,754   $ 8,066      $ 8,337       $ 8,192      $ 7,976
                               =========================================================

                                               For the Three Months Ended
                              -----------------------------------------------------------
                              March 31,  June 30,  September 30,  December 31,  March 31,
Retirement & Savings            2004       2004        2004           2004        2005
-----------------------------------------------------------------------------------------
Balance, beginning of period  $ 27,081   $27,376     $ 26,962       $ 27,666    $ 28,507
Premiums and deposits            1,369       694          834            758       1,426
Investment performance             802      (277)         732            971      (1,105)
Surrenders and withdrawals      (1,262)     (842)        (818)          (883)     (1,511)
Policy charges                     (21)      (20)         (19)           (19)        (20)
Other (2)                         (593)       31          (25)            14           5
                              ----------------------------------------------------------
Balance, end of period        $ 27,376   $26,962     $ 27,666       $ 28,507    $ 27,302
                              ==========================================================

                                              For the Three Months Ended
                              ------------------------------------------------------------
                              March 31,  June 30,  September 30,  December 31,  March 31,
Non-Medical Health & Other      2004       2004        2004           2004        2005
------------------------------------------------------------------------------------------
Balance, beginning of period   $ 1,505   $   139      $   160       $   200      $   214
Premiums and deposits               84        82           89            76           88
Investment performance              16        14           62           (45)        (108)
Surrenders and withdrawals         (24)      (25)         (27)          (18)         (19)
Policy charges                     (15)       (9)          (9)          (28)         (17)
Other (2)                       (1,427)      (41)         (75)           29           85
                               -----------------------------------------------------------
Balance, end of period         $   139   $   160      $   200       $   214      $   243
                               ===========================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Beginning with the period ended March 31, 2004, the balances include liabilities recorded in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
OTHER EXPENSES BY MAJOR CATEGORY

                                                                  For the Three Months Ended
                                                  -----------------------------------------------------------
                                                  March 31,  June 30,  September 30,  December 31,  March 31,
Unaudited (Dollars in millions)                     2004       2004        2004           2004        2005
-------------------------------------------------------------------------------------------------------------
OTHER EXPENSES BY MAJOR CATEGORY
Direct and allocated expenses                       $ 352     $ 361        $ 355          $ 394       $ 358
Pension and other post-retirement benefit costs        18        21           17             17          19
Premium taxes and other taxes, licenses and fees       35       (11)          38             33          31
                                                    -------------------------------------------------------
Subtotal Insurance Expenses                           405       371          410            444         408

Commissions and other expenses                         46        69           84             78          85
                                                    -------------------------------------------------------
Total Other Expenses                                $ 451     $ 440        $ 494          $ 522       $ 493
                                                    =======================================================

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                    For the Three Months Ended
                               --------------------------------------------------------------------
                               March 31,      June 30,     September 30,   December 31,    March 31,
Group Life                       2004           2004           2004           2004           2005
---------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY SEGMENT (%)
Investment income yield          5.66%          5.87%          5.32%          5.34%          5.58%
Average crediting rate           3.49%          3.44%          3.45%          3.58%          3.59%
                                 ----------------------------------------------------------------
   Spread                        2.17%          2.43%          1.87%          1.76%          1.99%
                                 ================================================================

                                                    For the Three Months Ended
                               ---------------------------------------------------------------------
                               March 31,       June 30,    September 30,   December 31,    March 31,
Retirement & Savings             2004           2004           2004           2004           2005
----------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY SEGMENT (%)
Investment income yield          7.06%          6.93%          6.85%          7.17%          6.91%
Average crediting rate           5.42%          5.33%          5.29%          5.34%          5.44%
                                 ----------------------------------------------------------------
   Spread                        1.64%          1.60%          1.56%          1.83%          1.47%
                                 ================================================================

                                                    For the Three Months Ended
                               --------------------------------------------------------------------
                               March 31,       June 30,    September 30,  December 31,     March 31,
Non-Medical Health & Other       2004           2004           2004           2004           2005
----------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY SEGMENT (%)

Investment income yield          6.96%          7.77%          6.86%          7.53%          7.34%
Average crediting rate           5.35%          5.33%          5.43%          5.47%          5.45%
                                 ----------------------------------------------------------------
   Spread                        1.61%          2.44%          1.43%          2.06%          1.89%
                                 ================================================================

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                    For the Three Months Ended
                                                                   ---------------------------------------------------------------
                                                                   March 31,     June 30,  September 30,  December 31,   March 31,
Individual Operations                                                 2004         2004        2004            2004        2005
----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                            $   978      $ 1,007      $ 1,023        $ 1,164      $ 1,021
Universal life and investment-type product policy fees                  425          453          467            486          485
Investment income, net                                                1,521        1,549        1,528          1,552        1,561
Other revenues                                                          117          106          109            112          117
                                                                    -------------------------------------------------------------
                                                                      3,041        3,115        3,127          3,314        3,184
                                                                    -------------------------------------------------------------

EXPENSES

Policyholder benefits and dividends                                   1,644        1,653        1,681          1,801        1,635
Interest credited to policyholder account balances                      423          427          412            412          407
Capitalization of deferred policy acquisition costs                    (293)        (298)        (268)          (284)        (254)
Amortization of deferred policy acquisition costs                       166          170          210            228          186
Other expenses                                                          820          837          789            857          733
                                                                    -------------------------------------------------------------
                                                                      2,760        2,789        2,824          3,014        2,707
                                                                    -------------------------------------------------------------

Operating earnings before provision for income taxes                    281          326          303            300          477
Provision for income taxes                                               94          109          102            100          159
                                                                    -------------------------------------------------------------
OPERATING EARNINGS                                                  $   187      $   217      $   201        $   200      $   318
                                                                    =============================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                                                  $   187      $   217      $   201        $   200      $   318
     Net investment gains (losses)                                      (28)          31          105            (50)          59
     Minority interest - net investment gains (losses)                    0            0            0              4           (4)
     Net investment gains (losses) tax benefit (provision)                9            1          (37)            11          (23)
                                                                    -------------------------------------------------------------
Net investment gains (losses), net of income taxes                      (19)          32           68            (35)          32
     Adjustments related to policyholder benefits and dividends          45          (11)         (25)            30           21
     Adjustments related to other expenses                              (13)           8           (8)             4            2
     Adjustments related to tax benefit (provision)                     (11)           0           12            (12)          (8)
                                                                    -------------------------------------------------------------
Adjustments related to net investment gains (losses), net of
 income taxes (1)                                                        21           (3)         (21)            22           15
Cumulative effect of a change in accounting, net of income
 taxes (2)                                                                0            0            0              0            0
Discontinued operations, net of income taxes                              0            0            0              0            0
                                                                    -------------------------------------------------------------
Net income                                                          $   189      $   246      $   248        $   187      $   365
                                                                    =============================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, include amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                 For the Three Months Ended
                                                            --------------------------------------------------------------------
                                                            March 31,       June 30,    September 30,   December 31,    March 31,
Traditional Life                                              2004           2004            2004          2004           2005
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                     $   959        $   980        $   989        $ 1,113        $   957
Universal life and investment-type product policy fees             0              0              0              0              0
Investment income, net                                           843            848            831            825            832
Other revenues                                                     1              0              1              4              2
                                                             -------------------------------------------------------------------
                                                               1,803          1,828          1,821          1,942          1,791
                                                             -------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                            1,480          1,496          1,517          1,629          1,433
Interest credited to policyholder account balances                 0              0              0              0              0
Capitalization of deferred policy acquisition costs              (41)           (42)           (44)           (50)           (43)
Amortization of deferred policy acquisition costs                 56             51             51             74             53
Other expenses                                                   211            206            213            240            184
                                                             -------------------------------------------------------------------
                                                               1,706          1,711          1,737          1,893          1,627
                                                             -------------------------------------------------------------------

Operating earnings before provision for income taxes              97            117             84             49            164
Provision for income taxes                                        33             40             29             17             55
                                                             -------------------------------------------------------------------
OPERATING EARNINGS                                           $    64        $    77        $    55        $    32        $   109
                                                             ===================================================================

Net investment gains (losses), net of income taxes               (15)            20             60             15             45
Adjustments related to net investment gains (losses),
 net of income taxes                                              22             (4)           (18)            18             15
Cumulative effect of a change in accounting, net of
 income taxes                                                      0              0              0              0              0
Discontinued operations, net of income taxes                       0              0              0              0              0
                                                             -------------------------------------------------------------------
Net income                                                   $    71        $    93        $    97        $    65        $   169
                                                             ===================================================================

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                    For the Three Months Ended
                                                                -----------------------------------------------------------------
                                                                March 31,     June 30,    September 30,  December 31,   March 31,
Variable & Universal Life                                         2004          2004          2004           2004         2005
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                          $   0         $   0         $   0         $   0         $   0
Universal life and investment-type product policy fees              245           264           279           272           265
Investment income, net                                              140           143           147           149           152
Other revenues                                                        4            (3)            1            (1)            0
                                                                  -------------------------------------------------------------
                                                                    389           404           427           420           417
                                                                  -------------------------------------------------------------

EXPENSES

Policyholder benefits and dividends                                  87            88            76            56            93
Interest credited to policyholder account balances                  113           116           117           114           114
Capitalization of deferred policy acquisition costs                 (70)          (86)          (74)          (79)          (65)
Amortization of deferred policy acquisition costs                    48            52            73            82            49
Other expenses                                                      175           186           176           186           148
                                                                  -------------------------------------------------------------
                                                                    353           356           368           359           339
                                                                  -------------------------------------------------------------

Operating earnings before provision for income taxes                 36            48            59            61            78
Provision for income taxes                                           12            16            20            21            27
                                                                  -------------------------------------------------------------
OPERATING EARNINGS                                                $  24         $  32         $  39         $  40         $  51
                                                                  =============================================================

Net investment gains (losses), net of income taxes                    3            (5)            5            (1)           (8)
Adjustments related to net investment gains (losses), net
 of income taxes                                                     (1)            2            (2)            0            (2)
Cumulative effect of a change in accounting, net of income
 taxes (1)                                                          (11)            0             0             0             0
Discontinued operations, net of income taxes                          0             0             0             0             0
                                                                  -------------------------------------------------------------
Net income                                                        $  15         $  29         $  42         $  39         $  41
                                                                  =============================================================

(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

    INDIVIDUAL OPERATIONS
    STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
    UNAUDITED (DOLLARS IN MILLIONS)

                                                                                For the Three Months Ended
                                                            -----------------------------------------------------------------
                                                            March 31,      June 30,   September 30,  December 31,   March 31,
Annuities                                                     2004           2004          2004         2004          2005
-----------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                      $  18         $  26         $  34         $  48         $  63
Universal life and investment-type product policy fees          151           156           156           177           185
Investment income, net                                          475           494           491           513           511
Other revenues                                                    7            10            11            11            11
                                                              -------------------------------------------------------------
                                                                651           686           692           749           770
                                                              -------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                              68            58            78           111            96
Interest credited to policyholder account balances              280           281           266           267           261
Capitalization of deferred policy acquisition costs            (181)         (169)         (149)         (154)         (145)
Amortization of deferred policy acquisition costs                59            64            84            62            81
Other expenses                                                  299           302           268           281           259
                                                              -------------------------------------------------------------
                                                                525           536           547           567           552
                                                              -------------------------------------------------------------

Operating earnings before provision for income taxes            126           150           145           182           218
Provision for income taxes                                       41            49            47            59            71
                                                              -------------------------------------------------------------
OPERATING EARNINGS                                            $  85         $ 101         $  98         $ 123         $ 147
                                                              =============================================================

Net investment gains (losses), net of income taxes                2            17             9           (58)            1
Adjustments related to net investment gains (losses),
 net of income taxes                                              0            (1)           (1)            4             2
Cumulative effect of a change in accounting, net of
 income taxes (1)                                                11             0             0             0             0
Discontinued operations, net of income taxes                      0             0             0             0             0
                                                              -------------------------------------------------------------
Net income                                                    $  98         $ 117         $ 106         $  69         $ 150
                                                              =============================================================

(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                          For the Three Months Ended
                                                       ------------------------------------------------------------------
                                                        March 31,     June 30,   September 30,  December 31,    March 31,
Other                                                     2004          2004          2004          2004          2005
-------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                               $        1    $        1    $        0    $        3    $        1
Universal life and invesment-type product policy fees          29            33            32            37            35
Investment income, net                                         63            64            59            65            66
Other revenues                                                105            99            96            98           104
                                                       ------------------------------------------------------------------
                                                              198           197           187           203           206
                                                       ------------------------------------------------------------------

EXPENSES

Policyholder benefits and dividends                             9            11            10             5            13
Interest credited to policyholder account balances             30            30            29            31            32
Capitalization of deferred policy acquisition costs            (1)           (1)           (1)           (1)           (1)
Amortization of deferred policy acquisition costs               3             3             2            10             3
Other expenses                                                135           143           132           150           142
                                                       ------------------------------------------------------------------
                                                              176           186           172           195           189
                                                       ------------------------------------------------------------------

Operating earnings before provision for income taxes           22            11            15             8            17
Provision for income taxes                                      8             4             6             3             6
                                                       ------------------------------------------------------------------
OPERATING EARNINGS                                     $       14    $        7    $        9    $        5    $       11
                                                       ==================================================================

Net investment gains (losses), net of income taxes             (9)            0            (6)            9            (6)
Adjustments related to net investment gains (losses),
  net of income taxes                                           0             0             0             0             0
Cumulative effect of a change in accounting, net of
  income taxes                                                  0             0             0             0             0
Discontinued operations, net of income taxes                    0             0             0             0             0
                                                       ------------------------------------------------------------------
Net income                                             $        5    $        7    $        3    $       14    $        5
                                                       ==================================================================

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT AND MUTUAL FUND SALES

                                                                                      For the Three Months Ended
                                                                    -------------------------------------------------------------
                                                                    March 31,   June 30,   September 30,  December 31,  March 31,
Unaudited (Dollars in millions)                                       2004        2004         2004           2004        2005
---------------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS BY PRODUCT (1)

TOTAL (2)
Life First Year Premiums & Deposits
      Traditional Life                                              $     45    $     47      $     44      $     51    $     47
      Variable Life 1st Year excluding Single Premium COLI/BOLI           51          61            51            51          57
      Universal Life 1st Year excluding Single Premium COLI/BOLI         104         116           125           118         102
      Single Premium COLI/BOLI                                             3          49            20             4           1
                                                                    ------------------------------------------------------------
         Total Life First Year Premiums & Deposits (3)                   203         273           240           224         207
Life Renewal Premiums & Deposits
      Traditional Life                                                   965       1,030         1,017         1,163         943
      Variable & Universal Life                                          471         418           447           452         472
Annuities (4)                                                          3,436       2,882         2,410         2,566       2,540
Other                                                                    258         251           245           252         273
                                                                    ------------------------------------------------------------
Total Premiums and Deposits                                         $  5,333    $  4,854      $  4,359      $  4,657    $  4,435
                                                                    ============================================================
PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS
Variable & Universal Life                                           $    284    $    287      $    300      $    294    $    279
Annuities                                                              2,120       1,523         1,352         1,525       1,532
Other                                                                    160         157           152           157         161
                                                                    ------------------------------------------------------------
Total Separate Accounts                                             $  2,564    $  1,967      $  1,804      $  1,976    $  1,972
                                                                    ============================================================

ANNUITY DEPOSITS BY TYPE

Fixed Annuity Deposits                                              $    506    $    659      $    403      $    497    $    429
Variable Annuity Deposits                                              2,930       2,223         2,007         2,069       2,111
                                                                    ------------------------------------------------------------
Total Annuity Deposits                                              $  3,436    $  2,882      $  2,410      $  2,566    $  2,540
                                                                    ============================================================

                                                                    ------------------------------------------------------------
MUTUAL FUND SALES                                                   $  1,045    $    864      $    689      $    935    $    954


(1)   Statutory premiums direct and assumed.

(2) Includes premiums and deposits to separate accounts and excludes company sponsored internal changes.

(3) Of the $207 million of First Year Life Premiums and Deposits received during the three months ended March 31, 2005, approximately 55% were distributed through MetLife agents, 21% through New England Financial agents, 21% through MetLife's Independent Distribution channel and 3% through other distribution channels.

(4) Of the $2,540 million of Annuity Deposits received during the three months ended March 31, 2005, approximately 31% were distributed through MetLife agents, 7% through New England Financial agents, 51% through MetLife's Independent Distribution channel and 11% through MetLife Resources representatives.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION

                                                                         At or for the Three Months Ended
                                                            -----------------------------------------------------------
                                                            March 31,  June 30,  September 30,  December 31,  March 31,
Unaudited                                                     2004       2004        2004           2004        2005
-----------------------------------------------------------------------------------------------------------------------
PERCENTAGE OF PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS,
     EXCLUDING TRANSFERS FROM GENERAL ACCOUNT:
     Variable & Universal Life                                 45.0%     44.1%        46.4%          43.0%       43.0%
     Annuities                                                 61.7%     52.9%        56.1%          58.3%       60.3%
     Other                                                     62.1%     62.5%        62.2%          62.3%       58.9%

MORTALITY AS A PERCENTAGE OF EXPECTED                          85.4%     78.1%        78.8%          85.6%       85.6%

LAPSES / SURRENDERS (GENERAL AND SEPARATE ACCOUNT) (1)
     Traditional Life                                           6.3%      6.2%         6.2%           6.1%        6.2%
     Variable & Universal Life                                  7.0%      7.1%         7.0%           7.0%        6.6%
     Variable Annuities                                         7.8%      7.7%         7.5%           7.6%        7.6%
     Fixed Annuities                                            7.4%      8.0%         7.6%           6.7%        6.3%

NUMBER OF SALES REPRESENTATIVES
     MetLife Distribution                                     5,594     5,633        5,700          5,597       5,718
     New England Financial                                    2,531     2,553        2,504          2,383       2,231
     General American (2)                                       448       448          430            380         343
     Independent Distribution Wholesalers                        95       101          102            100         116
     MetLife Resources                                          397       397          399            427         422
     Walnut Street Securities (3)                             1,468     1,413        1,370          1,359       1,294
     P&C Specialists                                            461       500          529            544         570
                                                             --------------------------------------------------------
Total Agents                                                 10,994    11,045       11,034         10,790      10,694
                                                             ========================================================

(1) Lapses/Surrenders rates are calculated for the most recent 12 months of experience.

(2)   Based on minimum annual production of $25,000 in life insurance sales.

(3) At March 31, 2005, the number of Walnut Street Securities representatives includes 130 brokers who are also reported as General American agents above.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
--------------------------------------------------------

                                                                   For the Three Months Ended
                                            -----------------------------------------------------------------
                                            March 31,     June 30,   September 30,  December 31,    March 31,
Traditional Life                              2004          2004         2004           2004          2005
-------------------------------------------------------------------------------------------------------------
Balance, beginning of period                $ 48,503      $ 48,613      $ 48,828      $ 48,893      $ 49,209
Premiums and deposits (1)                      1,038         1,067         1,069         1,199         1,032
Interest on reserves                             489           491           493           494           499
Surrenders and withdrawals                      (477)         (462)         (466)         (472)         (447)
Benefit payments                                (486)         (437)         (464)         (458)         (484)
Other                                           (454)         (444)         (567)         (447)         (438)
                                            -----------------------------------------------------------------
Balance, end of period                      $ 48,613      $ 48,828      $ 48,893      $ 49,209      $ 49,371
                                            =================================================================

                                                                   For the Three Months Ended
                                                -------------------------------------------------------------
                                                March 31,    June 30,  September 30,  December 31,  March 31,
Variable & Universal Life                         2004         2004        2004           2004        2005
-------------------------------------------------------------------------------------------------------------
Balance, beginning of period                    $ 9,475      $ 9,644      $ 9,797      $ 9,887      $  9,991
Premiums and deposits (1) (2)                       346          370          340          342           353
Interest on reserves                                119          115          114          115           112
Surrenders and withdrawals                         (233)        (158)        (153)        (168)         (161)
Net transfers from (to) separate account             75           56           44           54            44
Policy charges                                     (199)        (204)        (224)        (228)         (225)
Benefit payments                                    (34)         (27)         (25)         (24)          (27)
Other                                                95            1           (6)          13             0
                                                ------------------------------------------------------------
Balance, end of period                          $ 9,644      $ 9,797      $ 9,887      $ 9,991      $ 10,087
                                                ============================================================

                                                                   For the Three Months Ended
                                             ----------------------------------------------------------------
                                             March 31,     June 30,   September 30,  December 31,   March 31,
Annuities                                      2004          2004         2004           2004         2005
-------------------------------------------------------------------------------------------------------------
Balance, beginning of period                 $ 31,350      $ 31,491      $ 31,908      $ 31,955      $ 32,184
Premiums and deposits (1) (2)                   1,426         1,432         1,120         1,182         1,089
Interest on reserves                              298           390           297           339           312
Surrenders and withdrawals                       (797)         (740)         (517)         (677)         (587)
Net transfers from (to) separate account         (610)         (566)         (339)         (425)         (427)
Policy charges                                     (6)           (4)           (8)           (1)           (1)
Benefit payments                                 (128)          (99)         (235)         (191)         (277)
Other                                             (42)            4          (271)            2            11
                                             ----------------------------------------------------------------
Balance, end of period                       $ 31,491      $ 31,908      $ 31,955      $ 32,184      $ 32,304
                                             ================================================================

SEPARATE ACCOUNT LIABILITIES
----------------------------

                                                                   For the Three Months Ended
                                               --------------------------------------------------------------
                                                March 31,    June 30,  September 30,  December 31,  March 31,
Variable & Universal Life                         2004         2004        2004           2004        2005
-------------------------------------------------------------------------------------------------------------
Balance, beginning of period                    $ 6,835      $ 6,989      $ 7,130        $ 7,258    $ 7,785
Premiums and deposits (1)                           284          287          299            294        279
Investment performance                              191           85         (123)           583        (94)
Surrenders and withdrawals                         (177)        (104)         (98)          (224)      (109)
Net transfers from (to) fixed account               (75)         (56)         (44)           (54)       (44)
Policy charges                                      (69)         (71)         (69)           (72)       (70)
Other                                                 0            0          163              0          0
                                                -----------------------------------------------------------
Balance, end of period                          $ 6,989      $ 7,130      $ 7,258        $ 7,785    $ 7,747
                                                ===========================================================

                                                                   For the Three Months Ended
                                             ----------------------------------------------------------------
                                             March 31,     June 30,   September 30,  December 31,   March 31,
Annuities                                      2004          2004         2004           2004         2005
-------------------------------------------------------------------------------------------------------------
Balance, beginning of period                 $ 28,667      $ 31,505      $ 32,989      $ 33,491      $ 37,597
Premiums and deposits (1)                       2,120         1,524         1,353         1,524         1,532
Investment performance                            834           144          (413)        3,039          (604)
Surrenders and withdrawals                       (617)         (642)         (668)         (744)         (764)
Net transfers from (to) fixed account             610           566           339           425           427
Policy charges                                   (105)         (112)         (109)         (138)         (137)
Other                                              (4)            4             0             0             0
                                             ----------------------------------------------------------------
Balance, end of period                       $ 31,505      $ 32,989      $ 33,491      $ 37,597      $ 38,051
                                             ================================================================

(1)   Includes company-sponsored internal exchanges.

(2) Includes premiums and deposits directed to the General Account investment option of a variable life or variable annuity product.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
INSURANCE EXPENSES AND OTHER
EXPENSES BY MAJOR CATEGORY

                                                                    For the Three Months Ended
                                                   ---------------------------------------------------------------
                                                    March 31,    June 30,   September 30,  December 31,  March 31,
Unaudited (Dollars in millions)                       2004         2004         2004          2004         2005
------------------------------------------------------------------------------------------------------------------
INSURANCE EXPENSES (NET OF CAPITALIZATION
    OF DAC)

Insurance Expenses                                 $       757  $      752  $         705  $        753  $     630
DAC Capitalization (1)                                    (324)       (333)          (300)         (308)      (273)
                                                   ---------------------------------------------------------------
Net                                                $       433  $      419  $         405  $        445  $     357
                                                   ===============================================================
OTHER EXPENSES BY MAJOR CATEGORY

Commissions                                        $       252  $      241  $         218  $        218  $     203
Other deferrable expenses                                   92         114            103           114         93
Direct and allocated expenses, not deferred                353         335            327           370        276
Pension and other post-retirement benefit costs             31          32             28            27         29
Premium taxes and other taxes, licenses and fees            29          30             29            24         29
                                                   ---------------------------------------------------------------
    Subtotal Insurance Expenses                    $       757  $      752  $         705  $        753  $     630

Broker-dealer and other expenses                           116         134            126           141        132
Reinsurance allowances                                     (53)        (49)           (42)          (37)       (29)
                                                   ---------------------------------------------------------------
    Total Other Expenses                           $       820  $      837  $         789  $        857  $     733
                                                   ===============================================================

(1) Excludes $31 million, $35 million, $32 million, $24 million and $19 million of DAC capitalization related to reinsurance allowances for the three months ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005, respectively.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                    For the Three Months Ended
                                 -----------------------------------------------------------------
                                  March 31,    June 30,   September 30,  December 31,   March 31,
VARIABLE & UNIVERSAL LIFE            2004        2004          2004          2004          2005
--------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
  SPREADS BY PRODUCT (%)
Investment income yield             6.98%       7.05%         7.04%         7.00%         7.07%
Average crediting rate              5.26%       5.25%         5.17%         5.08%         5.00%
                                    ----------------------------------------------------------
  Spread                            1.72%       1.80%         1.87%         1.92%         2.07%
                                    ==========================================================

                                                    For the Three Months Ended
                                 -----------------------------------------------------------------
                                  March 31,    June 30,   September 30,  December 31,   March 31,
ANNUITIES                            2004        2004          2004          2004          2005
--------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
  SPREADS BY PRODUCT (%)

Investment income yield             5.85%       6.23%         6.08%         6.37%         6.24%
Average crediting rate              3.90%       3.79%         3.64%         3.57%         3.44%
                                    ----------------------------------------------------------
  Spread                            1.95%       2.44%         2.44%         2.80%         2.80%
                                    ==========================================================

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                        For the Three Months Ended
                                                                           -------------------------------------------------------
                                                                           March 31, June 30, September 30, December 31, March 31,
Auto & Home Operations                                                        2004     2004        2004         2004       2005
----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                            $     737 $    734 $         740 $        737 $     728
Investment income, net                                                            46       44            40           41        43
Other revenues                                                                     9        6             8           12         9
                                                                           -------------------------------------------------------
                                                                                 792      784           788          790       780
                                                                           -------------------------------------------------------
EXPENSES
Losses                                                                           446      413           460          398       392
Loss adjustment expense                                                           90       82            93           99        85
Other expenses                                                                   198      193           194          210       200
                                                                           -------------------------------------------------------
                                                                                 734      688           747          707       677
                                                                           -------------------------------------------------------
Operating earnings before provision
   (benefit) for income taxes                                                     58       96            41           83       103
Provision (benefit) for income taxes                                              12       25             7           20        27
                                                                           -------------------------------------------------------
OPERATING EARNINGS                                                         $      46 $     71 $          34 $         63 $      76
                                                                           =======================================================
NET INCOME RECONCILIATION
--------------------------------
Operating earnings                                                         $      46 $     71 $          34 $         63 $      76
   Net investment gains (losses)                                                   0       (5)           (1)          (3)        0
   Minority interest - net investment gains (losses)                               0        0             0            0         0
   Net investment gains (losses) tax benefit (provision)                           0        2             0            1         0
                                                                           -------------------------------------------------------
Net investment gains (losses), net of income taxes                                 0       (3)           (1)          (2)        0
   Adjustments related to policyholder benefits and dividends                      0        0             0            0         0
   Adjustments related to other expenses                                           0        0             0            0         0
   Adjustments related to tax benefit (provision)                                  0        0             0            0         0
                                                                           -------------------------------------------------------
Adjustments related to net investment gains (losses), net of income taxes          0        0             0            0         0
Cumulative effect of a change in accounting, net of income taxes                   0        0             0            0         0
Discontinued operations, net of income taxes                                       0        0             0            0         0
                                                                           -------------------------------------------------------
Net income                                                                 $      46 $     68 $          33 $         61 $      76
                                                                           =======================================================

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                   For the Three Months Ended
                                                                   -----------------------------------------------------------
                                                                   March 31,  June 30,  September 30,  December 31,  March 31,
Auto                                                                 2004      2004         2004          2004         2005
------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                      $542       $ 538        $ 539        $ 538        $531
Investment income, net                                                 36          34           30           34          32
Other revenues                                                          6           5            6            6           6
                                                                     ------------------------------------------------------
                                                                      584         577          575          578         569
                                                                     ------------------------------------------------------
EXPENSES
Losses                                                                351         296          300          312         304
Loss adjustment expense                                                72          63           66           85          74
Other expenses                                                        139         135          136          148         137
                                                                     ------------------------------------------------------
                                                                      562         494          502          545         515
                                                                     ------------------------------------------------------
Operating earnings before provision
    for income taxes                                                   22          83           73           33          54
Provision for income taxes                                              0          22           21            3          11
                                                                     ------------------------------------------------------
OPERATING EARNINGS                                                   $ 22       $  61        $  52        $  30        $ 43
                                                                     ======================================================
Net investment gains (losses), net of income taxes                      0          (3)          (1)          (1)          0
Adjustments related to net investment gains (losses), net of
 income taxes                                                           0           0            0            0           0
Cumulative effect of a change in accounting, net of income taxes        0           0            0            0           0
Discontinued operations, net of income taxes                            0           0            0            0           0
                                                                     ------------------------------------------------------
Net income                                                           $ 22       $  58        $  51        $  29        $ 43
                                                                     ======================================================

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                   For the Three Months Ended
                                                                  -----------------------------------------------------------
                                                                  March 31,  June 30,  September 30,  December 31,  March 31,
Homeowners                                                          2004       2004        2004           2004        2005
-----------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                       $182      $185       $ 188        $ 188        $184
Investment income, net                                                   9         9          11            6          10
Other revenues                                                           1         1           2            2           1
                                                                      ---------------------------------------------------
                                                                       192       195         201          196         195
                                                                      ---------------------------------------------------
EXPENSES
Losses                                                                  89       106         155           83          82
Loss adjustment expense                                                 18        19          26           13          11
Other expenses                                                          52        54          52           57          56
                                                                      ---------------------------------------------------
                                                                       159       179         233          153         149
                                                                      ---------------------------------------------------
Operating earnings (loss) before provision
     (benefit) for income taxes                                         33        16         (32)          43          46
Provision (benefit) for income taxes                                    11         4         (14)          15          15
                                                                      ---------------------------------------------------
OPERATING EARNINGS (LOSS)                                             $ 22      $ 12       ($ 18)       $  28        $ 31
                                                                      ===================================================
Net investment gains (losses), net of income taxes                       0         0           0           (1)          0
Adjustments related to net investment gains (losses), net of
 income taxes                                                            0         0           0            0           0
Cumulative effect of a change in accounting, net of income taxes         0         0           0            0           0
Discontinued operations, net of income taxes                             0         0           0            0           0
                                                                      ---------------------------------------------------
Net income                                                            $ 22      $ 12       ($ 18)       $  27        $ 31
                                                                      ===================================================

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------
AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)


                                                                                    For the Three Months Ended
                                                                  -----------------------------------------------------------
                                                                  March 31,  June 30,  September 30,  December 31,  March 31,
Other                                                               2004       2004        2004           2004        2005
-----------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                      $13       $ 11        $ 13           $11           $13
Investment income, net                                                 1          1          (1)            1             1
Other revenues                                                         2          0           0             4             2
                                                                     ------------------------------------------------------
                                                                      16         12          12            16            16
                                                                     ------------------------------------------------------
EXPENSES
Losses                                                                 6         11           5             3             6
Loss adjustment expense                                                0          0           1             1             0
Other expenses                                                         7          4           6             5             7
                                                                     ------------------------------------------------------
                                                                      13         15          12             9            13
                                                                     ------------------------------------------------------
Operating earnings (loss) before provision
     (benefit) for income taxes                                        3         (3)          0             7             3
Provision (benefit) for income taxes                                   1         (1)          0             2             1
                                                                     ------------------------------------------------------
OPERATING EARNINGS (LOSS)                                            $ 2       ($ 2)       $  0           $ 5           $ 2
                                                                     ======================================================
Net investment gains (losses), net of income taxes                     0          0           0             0             0
Adjustments related to net investment gains (losses), net
  of income taxes                                                      0          0           0             0             0
Cumulative effect of a change in accounting, net of income taxes       0          0           0             0             0
Discontinued operations, net of income taxes                           0          0           0             0             0
                                                                     ------------------------------------------------------
Net income                                                           $ 2       ($ 2)       $  0           $ 5           $ 2
                                                                     ======================================================

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

AUTO & HOME OPERATIONS
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

                                                           For the Three Months Ended
                                         ------------------------------------------------------------------
                                         March 31,      June 30,   September 30,  December 31,   March 31,
Unaudited (Dollars in millions)            2004           2004          2004         2004          2005
-----------------------------------------------------------------------------------------------------------
WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile            $      517    $      521    $      534    $      502    $      512
Non-Standard Automobile                          21            19            19            21            17
Homeowners                                      155           199           212           186           160
Other                                            20             9            11             9            17
                                         ------------------------------------------------------------------
Total                                    $      713    $      748    $      776    $      718    $      706
                                         ==================================================================

SELECTED FINANCIAL INFORMATION AND
      SUPPLEMENTAL DATA

TOTAL AUTO & HOME
Loss and loss adjustment expense ratio         72.7%         67.5%         74.6%         67.2%         65.7%
Other expense ratio                            26.1%         25.6%         25.5%         28.0%         26.7%
                                         ------------------------------------------------------------------
      Total combined ratio (1)                 98.8%         93.1%        100.1%         95.2%         92.4%
Effect of catastrophe losses                    2.3%          5.0%         15.3%          3.0%          1.5%
                                         ------------------------------------------------------------------
Combined ratio excluding catastrophes          96.5%         88.1%         84.8%         92.2%         90.9%
                                         ==================================================================

AUTO
Loss and loss adjustment expense ratio         78.1%         66.9%         68.0%         73.7%         71.5%
Other expense ratio                            24.8%         24.3%         24.3%         26.9%         25.0%
                                         ------------------------------------------------------------------
      Total combined ratio (1)                102.9%         91.2%         92.3%        100.6%         96.5%
Effect of catastrophe losses                    0.1%          1.1%          1.7%          0.5%          0.4%
                                         ------------------------------------------------------------------
Combined ratio excluding catastrophes         102.8%         90.1%         90.6%        100.1%         96.1%
                                         ==================================================================

HOMEOWNERS
Loss and loss adjustment expense ratio         58.7%         67.3%         96.0%         50.8%         50.2%
Other expense ratio                            28.2%         28.8%         27.6%         30.1%         29.7%
                                         ------------------------------------------------------------------
      Total combined ratio (1)                 86.9%         96.1%        123.6%         80.9%         79.9%
Effect of catastrophe losses                    9.0%         16.6%         55.4%         10.2%          4.9%
                                         ------------------------------------------------------------------
Combined ratio excluding catastrophes          77.9%         79.5%         68.2%         70.7%         75.0%
                                         ==================================================================

OTHER
Loss and loss adjustment expense ratio         44.6%        100.9%         40.3%         33.7%         49.3%
Other expense ratio                            50.7%         35.4%         39.9%         43.8%         56.1%
                                         ------------------------------------------------------------------
      Total combined ratio (1)                 95.3%        136.3%         80.2%         77.5%        105.4%
Effect of catastrophe losses                    0.0%          0.0%          0.0%          0.0%          0.0%
                                         ------------------------------------------------------------------
Combined ratio excluding catastrophes          95.3%        136.3%         80.2%         77.5%        105.4%
                                         ==================================================================

PRE-TAX CATASTROPHE LOSSES
Auto                                     $        0    $        6    $        9    $        3    $        2
Homeowners                                       16            31           104            20             9
Other                                             0             0             0             0             0
                                         ------------------------------------------------------------------
Total                                    $       16    $       37    $      113    $       23    $       11
                                         ==================================================================

CATASTROPHE POINTS ON COMBINED RATIOS           2.3           5.0          15.3           3.0           1.6

NUMBER OF SALES REPRESENTATIVES                  88            88            80            87            89
                                         ==================================================================

(1) The combined ratio reflects payment fees as a credit to Other Expenses, for the three months ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005, which resulted in a 0.8, 0.7, 0.7, 0.7 and 0.8 of a percentage point decrease in the combined ratio for the periods ended, respectively. The decreases for Auto, Homeowners and Other were, 0.9, 0.5 and 0.4 of a percentage point, respectively, for March 31, 2004, 0.8, 0.5 and 0.6 of a percentage point, respectively, for June 30, 2004, 0.8, 0.4 and 0.7 of a percentage point, respectively, for September 30, 2004, 0.8, 0.4 and 0.7 of a percentage point, respectively, for December 31, 2004 and 0.8, 0.5 and 0.5 of a percentage point, respectively, for March 31, 2005.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

INTERNATIONAL OPERATIONS
STATEMENT OF OPERATING EARNINGS

                                                                               For the Three Months Ended
                                                            ------------------------------------------------------------------
                                                             March 31,     June 30,   September 30,  December 31,   March 31,
Unaudited (Dollars in millions)                                2004          2004         2004           2004          2005
------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums(1)                                                 $      402    $      392    $      437    $      463    $      502
Universal life and investment-type product policy fees              83            86            91            90           119
Investment income, net                                             123           137           151           174           150
Other revenues                                                       4             8             2             9             3
                                                            ------------------------------------------------------------------
                                                                   612           623           681           736           774
                                                            ------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                378           400           424           450           446
Interest credited to policyholder account balances                  37            32            37            46            47
Capitalization of deferred policy acquisition costs                (71)          (93)         (103)         (117)         (125)
Amortization of deferred policy acquisition costs                   31            36            32            38            56
Other expenses                                                     172           194           222           283           246
                                                            ------------------------------------------------------------------
                                                                   547           569           612           700           670
                                                            ------------------------------------------------------------------

Operating earnings before provision for income taxes                65            54            69            36           104
Provision for income taxes                                          21            13            24            10            37
                                                            ------------------------------------------------------------------
OPERATING EARNINGS                                          $       44    $       41    $       45    $       26    $       67
                                                            ==================================================================

NET INCOME RECONCILIATION
Operating earnings                                          $       44    $       41    $       45    $       26    $       67
    Net investment gains (losses)                                   26            (2)            3            (4)            0
    Minority interest - net investment gains (losses)                0             0             0             0             0
    Net investment gains (losses) tax benefit (provision)           (6)           (1)           (1)            1             0
                                                            ------------------------------------------------------------------
Net investment gains (losses), net of income taxes                  20            (3)            2            (3)            0
    Adjustments related to policyholder benefits and
      dividends                                                      3            49           (14)           (6)           14
    Adjustments related to other expenses                            0             0             0             0             0
    Adjustments related to tax benefit (provision)                  (1)          (17)            5             2            (5)
                                                            ------------------------------------------------------------------
Adjustments related to net investment gains (losses), net
 of income taxes (2)                                                 2            32            (9)           (4)            9
Cumulative effect of a change in accounting, net of
 income taxes (3)                                                  (30)            0             0             0             0
Discontinued operations, net of income taxes                         0             0             0             0             0
                                                            ------------------------------------------------------------------
Net income                                                  $       36    $       70    $       38    $       19    $       76
                                                            ------------------------------------------------------------------

                                                            ------------------------------------------------------------------
NUMBER OF PROFESSIONAL SALES REPRESENTATIVES                     1,602         1,810         3,222         3,491         3,749
                                                            ==================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, include amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

REINSURANCE OPERATIONS
STATEMENT OF OPERATING EARNINGS

                                                                                     For the Three Months Ended
                                                                 ------------------------------------------------------------------
                                                                  March 31,     June 30,   September 30,  December 31,    March 31,
Unaudited (Dollars in millions)                                     2004          2004          2004          2004          2005
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums, net                                                    $      816    $      807    $      822    $      922    $      907
Investment income, net                                                  130           136           144           204           161
Other revenues                                                           12            15            14            16            11
                                                                 ------------------------------------------------------------------
                                                                        958           958           980         1,142         1,079
                                                                 ------------------------------------------------------------------

EXPENSES
Claims and other policy benefits                                        659           651           675           760           750
Interest credited to policyholder account balances                       51            52            48            61            55
Policy acquisition costs and other insurance expenses                   139           133           156           192           148
Other expenses                                                           45            46            47            44            43
                                                                 ------------------------------------------------------------------
                                                                        894           882           926         1,057           996
                                                                 ------------------------------------------------------------------

Operating earnings before provision for income
    taxes and minority interest                                          64            76            54            85            83
Provision for income taxes                                                9            13             9            15            13
                                                                 ------------------------------------------------------------------
Operating earnings before minority interest                              55            63            45            70            70

Elimination of minority interest, before tax                             37            40            31            39            43
                                                                 ------------------------------------------------------------------
CONTRIBUTION TO METLIFE                                          $       18    $       23    $       14    $       31    $       27
                                                                 ==================================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                                               $       18    $       23    $       14    $       31    $       27
    Net investment gains (losses)                                        21            32           (17)           (2)           28
    Minority interest - net investment gains (losses)                    (8)           (8)            2             1            (5)
    Net investment gains (losses) tax benefit (provision)                (4)           (9)            6             1            (8)
                                                                 ------------------------------------------------------------------
Net investment gains (losses), net of income taxes                        9            15            (9)            0            15
    Adjustments related to policyholder benefits and dividends            0             0             0             0             0
    Adjustments related to other expenses                                (4)          (13)           14             1           (17)
    Adjustments related to tax benefit (provision)                        1             5            (5)            0             6
                                                                 ------------------------------------------------------------------
Adjustments related to net investment gains (losses), net of
    income taxes (1)                                                     (3)           (8)            9             1           (11)
Cumulative effect of a change in accounting, net of income
    taxes (2)                                                             5             0             0             0             0
Discontinued operations, net of income taxes                              0             0             0             0             0
                                                                 ------------------------------------------------------------------
Net income                                                       $       29    $       30    $       14    $       32    $       31
                                                                 ==================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, include amortization of deferred policy acquisition costs.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  [METLIFE LOGO]

--------------------------------------------------------------------------------

REINSURANCE OPERATIONS
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

                                                                 For the Three Months Ended
                                               ------------------------------------------------------------------
                                                March 31,     June 30,   September 30,  December 31,    March 31,
Unaudited (Dollars in millions)                   2004          2004        2004           2004           2005
-----------------------------------------------------------------------------------------------------------------
PRE-TAX AND PRE-MINORITY INTEREST
    OPERATING EARNINGS BY REGION
United States                                  $       52    $       60    $       69    $       82    $       50
Canada                                                 16            15            16            17            23
Asia-Pacific                                            6             5            (2)            2             5
Other international markets                             3            11             9             4            15
Corporate                                             (13)          (15)          (38)          (20)          (10)
                                               ------------------------------------------------------------------
    Total pre-tax and pre-minority interest
       operating earnings                      $       64    $       76    $       54    $       85    $       83
                                               ==================================================================
POLICY BENEFITS AND INTEREST
    SENSITIVE CONTRACT LIABILITIES BY REGION
Traditional U.S.                               $    4,636    $    4,385    $    4,458    $    4,253    $    4,285
Asset intensive                                     3,343         3,645         3,893         4,085         4,159
Other                                                 120           125            58           124           122
                                               ------------------------------------------------------------------
    Total U.S.                                      8,099         8,155         8,409         8,462         8,566
                                               ------------------------------------------------------------------

Canada                                              1,151         1,167         1,243         1,375         1,367
Asia-Pacific                                          420           357           456           517           548
Other international markets                           499           497           549           610           693
                                               ------------------------------------------------------------------
    Total International                             2,070         2,021         2,248         2,502         2,608
                                               ------------------------------------------------------------------

Total policy benefits and interest sensitive
    contract liabilities                       $   10,169    $   10,176    $   10,657    $   10,964    $   11,174
                                               ==================================================================

                                                                  [METLIFE LOGO]

--------------------------------------------------------------------------------

CORPORATE, OTHER & ELIMINATIONS
STATEMENT OF OPERATING EARNINGS

                                                                                   For the Three Months Ended
                                                                 ------------------------------------------------------------------
                                                                  March 31,   June 30,     September 30,   December 31,   March 31,
Unaudited (Dollars in millions)                                     2004        2004           2004            2004          2005
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                         ($       1) ($       4)     ($       5)    $        1  $        1
Universal life and investment-type product policy fees                    0           0               2              0           0
Investment income, net                                                   84         163             129            195         150
Other revenues                                                            7          (7)              7              0           3
                                                                 -----------------------------------------------------------------
                                                                         90         152             133            196         154
                                                                 -----------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                       2           2               1              3           5
Interest credited to policyholder account balances                        0           0               0              0           0
Interest expense                                                         78          88              94             97         105
Other expenses                                                           54          76              44             75          76
                                                                 -----------------------------------------------------------------
                                                                        134         166             139            175         186
                                                                 -----------------------------------------------------------------

Operating earnings before (benefit) provision for income taxes          (44)        (14)             (6)            21         (32)
Benefit for income taxes                                                (27)       (111)            (34)            (7)        (41)
                                                                 -----------------------------------------------------------------
OPERATING EARNINGS (LOSS)                                        ($      17)  $      97(2)    $      28(3)   $      28  $        9
                                                                 =================================================================
NET INCOME RECONCILIATION
Operating earnings (loss)                                        ($      17)  $      97       $      28      $      28  $        9
    Net investment gains (losses)                                         4          83             (17)           (86)       (113)
    Minority interest - net investment gains (losses)                     0           0               0              0           0
    Net investment gains (losses) tax benefit (provision)                (2)        (31)              3             33          43
                                                                 -----------------------------------------------------------------
Net investment gains (losses), net of income taxes                        2          52             (14)           (53)        (70)
    Adjustments related to policyholder benefits and dividends            0           0               0              0           0
    Adjustments related to other expenses                                 0           0               0              0           0
    Adjustments related to tax benefit (provision)                        0           0               1             (1)          0
                                                                 -----------------------------------------------------------------
Adjustments related to net investment gains (losses), net of
    income taxes (1)                                                      0           0               1             (1)          0
Cumulative effect of a change in accounting, net of income taxes         (1)          0               0              0           0
Discontinued operations, net of income taxes                              4          14               5             (4)        151
                                                                 -----------------------------------------------------------------
Net income                                                       ($      12)  $     163       $      20     ($      30) $       90
                                                                 =================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, include amounts allocable to certain participating contracts.

(2) Operating earnings for the period ended June 30, 2004 includes a $32 million charge, net of income taxes, from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company and a $105 million benefit related to a previously disclosed resolution of an IRS audit.

(3) Operating earnings for the three months ended September 30, 2004 includes a $9 million benefit from a revision of the estimate of income taxes for 2003.

                                                                  [METLIFE LOGO]

--------------------------------------------------------------------------------

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                                         At or for the Three Months Ended
                                                        ----------------------------------------------------------------------
                                                         March 31,      June 30,    September 30,   December 31,     March 31,
Unaudited (Dollars in millions)                            2004           2004          2004          2004             2005
------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (1)
Yield (2)                                                     6.62%          6.64%          6.44%          6.46%          6.33%
Income (3)                                              $    2,232     $    2,291     $    2,246     $    2,273     $    2,278
Investment gains (losses)                               $       34    ($        3)    $       61    ($       21)   ($      114)
Ending Carrying Value (3)                               $  174,100     $  170,192     $  176,091     $  176,763     $  182,653

MORTGAGE AND CONSUMER LOANS
Yield (4)                                                     6.81%          6.83%          7.02%          6.93%          6.55%
Income                                                  $      449     $      468     $      507     $      537     $      527
Investment gains (losses)                               $        0     $        0    ($        8)   ($       39)   ($       11)
Ending Carrying Value                                   $   26,562     $   28,118     $   29,620     $   32,406     $   31,977

REAL ESTATE AND REAL ESTATE JOINT VENTURES
Yield (4)                                                    11.85%         13.37%         10.55%         11.04%         11.11%
Income (5)                                              $      139     $      148     $      111     $      117     $      119
Investment gains (losses) (6)                           $       21     $      133    ($        5)    $       13     $       18
Ending Carrying Value                                   $    4,696     $    4,150     $    4,263     $    4,233     $    4,306

POLICY LOANS
Yield (4)                                                     6.12%          6.13%          6.14%          6.23%          6.17%
Income                                                  $      134     $      134     $      135     $      138     $      138
Ending Carrying Value                                   $    8,758     $    8,766     $    8,801     $    8,899     $    8,953

EQUITY SECURITIES AND OTHER LIMITED PARTNERSHIP
  INTERESTS (1)
Yield (4)                                                     3.05%         10.32%          7.42%         18.26%          9.84%
Income                                                  $       29     $      101     $       75     $      199     $      118
Investment gains (losses)                               $        0     $       87     $       96     $       25     $       95
Ending Carrying Value                                   $    4,290     $    4,521     $    4,715     $    5,095     $    5,567

CASH AND SHORT-TERM INVESTMENTS (1)
Yield (4)                                                     2.70%          2.39%          3.16%          3.67%          4.76%
Income                                                  $       30     $       30     $       43     $       50     $       64
Investment gains (losses)                               $        0     $        0     $        0    ($        1)   ($        1)
Ending Carrying Value                                   $    5,098     $    6,501     $    6,043     $    6,714     $    6,476

OTHER INVESTED ASSETS
Yield (4)                                                     5.01%          4.29%          5.51%         10.55%          9.06%
Income (7)                                              $       51     $       46     $       55     $      104     $       95
Investment gains (losses) (8)                           $       68    ($       60)    $       34    ($      191)   ($        8)
Ending Carrying Value                                   $    5,083     $    5,108     $    4,395     $    4,926     $    4,960

TOTAL INVESTMENTS
Gross investment income yield                                 6.56%          6.72%          6.51%          6.88%          6.55%
Investment fees and expenses yield                           (0.14%)        (0.13%)        (0.13%)        (0.14%)        (0.12%)
                                                        ----------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                                   6.42%          6.59%          6.38%          6.74%          6.43%
                                                        ======================================================================
Gross investment income                                 $    3,064     $    3,218     $    3,172     $    3,418     $    3,339
Investment fees and expenses                                   (64)           (61)           (65)           (72)           (59)
                                                        ----------------------------------------------------------------------
NET INVESTMENT INCOME                                   $    3,000     $    3,157     $    3,107     $    3,346     $    3,280
                                                        ======================================================================
Ending Carrying Value                                   $  228,587     $  227,356     $  233,928     $  239,036     $  244,892
                                                        ======================================================================

Gross investment gains                                  $      243     $      411     $      351     $      309     $      373
Gross investment losses                                        (85)          (126)          (201)          (175)          (322)
Writedowns                                                     (12)           (77)           (44)           (79)           (51)
                                                        ----------------------------------------------------------------------
Subtotal                                                       146            208            106             55              0
Derivative & other instruments not qualifying for
  hedge accounting                                             (23)           (51)            72           (269)           (21)
                                                        ----------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES)                                  123            157            178           (214)           (21)
Minority interest - net investment gains (losses)               (8)            (8)             2              5             (9)
Net investment gains (losses) tax benefit (provision)          (39)           (47)           (62)            71              9
                                                        ----------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES), NET OF INCOME TAXES      $       76     $      102     $      118    ($      138)   ($       21)
                                                        ======================================================================

(1) Included in ending carrying value, income and investment gains (losses) are $2,139 million, $22 million, and $12 million, respectively, related to the consolidation of separate accounts under AICPA Statement of Position 03-1 for the three months ended March 31, 2005.

(2) Fixed maturities yield is annualized and is based on quarterly average amortized cost.

(3) Fixed maturities includes $134 million and $1 million in ending carrying value and income, respectively, relating to trading securities for the three months ended March 31, 2005.

(4)   Yields are annualized and based on quarterly average carrying values.

(5) Included in income from real estate and real estate joint ventures is $48 million, $54 million, $32 million, $32 million and $39 million related to discontinued operations for the three months ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005,
      respectively.

(6) Included in investment gains (losses) from real estate and real estate joint ventures is $20 million, $132 million, ($16) million, $10 million, and $18 million related to discontinued operations for the three months ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004, and March 31, 2005, respectively.

(7) Included in income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133 of $14 million, $22 million, $12 million, $3 million and $24 million for the three months ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005, respectively.

(8) Included in investment gains (losses) for the three months ended December 31, 2004 is a charge of $26 million related to a funds withheld reinsurance treaty that was converted to a coinsurance agreement.

                                                                  [METLIFE LOGO]

--------------------------------------------------------------------------------

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                                             At or for the Year-to-date
                                                        ----------------------------------------------------------------------
                                                         March 31,      June 30,    September 30,   December 31,     March 31,
Unaudited (Dollars in millions)                            2004           2004         2004             2004           2005
------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (1)
Yield (2)                                                     6.62%          6.64%          6.58%          6.55%          6.33%
Income                                                  $    2,232     $    4,523     $    6,769     $    9,042     $    2,278
Investment gains (losses)                               $       34     $       31     $       92     $       71    ($      114)
Ending Carrying Value                                   $  174,100     $  170,192     $  176,091     $  176,763     $  182,653

MORTGAGE AND CONSUMER LOANS
Yield (3)                                                     6.81%          6.80%          6.87%          6.86%          6.55%
Income                                                  $      449     $      917     $    1,424     $    1,961     $      527
Investment gains (losses)                               $        0     $        0    ($        8)   ($       47)   ($       11)
Ending Carrying Value                                   $   26,562     $   28,118     $   29,620     $   32,406     $   31,977

REAL ESTATE AND REAL ESTATE JOINT VENTURES
Yield (3)                                                    11.85%         12.72%         11.92%         11.69%         11.11%
Income (4)                                              $      139     $      287     $      398     $      515     $      119
Investment gains (losses) (5)                           $       21     $      154     $      149     $      162     $       18
Ending Carrying Value                                   $    4,696     $    4,150     $    4,263     $    4,233     $    4,306

POLICY LOANS
Yield (3)                                                     6.12%          6.12%          6.13%          6.15%          6.17%
Income                                                  $      134     $      268     $      403     $      541     $      138
Ending Carrying Value                                   $    8,758     $    8,766     $    8,801     $    8,899     $    8,953

EQUITY SECURITIES AND OTHER LIMITED PARTNERSHIP
  INTERESTS (1)
Yield (3)                                                     3.05%          6.74%          6.96%          9.96%          9.84%
Income                                                  $       29     $      130     $      205     $      404     $      118
Investment gains (losses)                               $        0     $       87     $      183     $      208     $       95
Ending Carrying Value                                   $    4,290     $    4,521     $    4,715     $    5,095     $    5,567

CASH AND SHORT-TERM INVESTMENTS (1)
Yield (3)                                                     2.70%          2.47%          2.77%          3.01%          4.76%
Income                                                  $       30     $       60     $      103     $      153     $       64
Investment gains (losses)                               $        0     $        0     $        0    ($        1)   ($        1)
Ending Carrying Value                                   $    5,098     $    6,501     $    6,043     $    6,714     $    6,476

OTHER INVESTED ASSETS
Yield (3)                                                     5.01%          4.68%          5.03%          6.30%          9.06%
Income (6)                                              $       51     $       97     $      152     $      256     $       95
Investment gains (losses) (7)                           $       68     $        8     $       42    ($      149)   ($        8)
Ending Carrying Value                                   $    5,083     $    5,108     $    4,395     $    4,926     $    4,960

TOTAL INVESTMENTS
Gross investment income yield                                 6.56%          6.64%          6.60%          6.67%          6.55%
Investment fees and expenses yield                           (0.14%)        (0.13%)        (0.13%)        (0.14%)        (0.12%)
                                                        ----------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                                   6.42%          6.51%          6.47%          6.53%          6.43%
                                                        ======================================================================
Gross investment income                                 $    3,064     $    6,282     $    9,454     $   12,872     $    3,339
Investment fees and expenses                                   (64)          (125)          (190)          (262)           (59)
                                                        ----------------------------------------------------------------------
NET INVESTMENT INCOME                                   $    3,000     $    6,157     $    9,264     $   12,610     $    3,280
                                                        ======================================================================
Ending Carrying Value                                   $  228,587     $  227,356     $  233,928     $  239,036     $  244,892
                                                        ======================================================================

Gross investment gains                                  $      243     $      654     $    1,005     $    1,314     $      373
Gross investment losses                                        (85)          (211)          (412)          (587)          (322)
Writedowns                                                     (12)           (89)          (133)          (212)           (51)
                                                        ----------------------------------------------------------------------
Subtotal                                                       146            354            460            515              0
Derivative & other instruments not qualifying for
  hedge accounting                                             (23)           (74)            (2)          (271)           (21)
                                                        ----------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES)                                  123            280            458            244            (21)
Minority interest - net investment gains (losses)               (8)           (16)           (14)            (9)            (9)
Net investment gains (losses) tax benefit (provision)          (39)           (86)          (148)           (77)             9
                                                        ----------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES), NET OF INCOME TAXES      $       76     $      178     $      296     $      158    ($       21)
                                                        ======================================================================

(1) Included in ending carrying value, income and investment-related gains (losses) is $2,139 million, $22 million and $12 million, respectively, related to the consolidation of separate accounts under AICPA Statement of Position 03-1 for year-to-date March 31, 2005.

(2) Fixed maturities yield is annualized and is based on quarterly average amortized cost.

(3)   Yields are annualized and based on quarterly average carrying values.

(4) Included in income from real estate and real estate joint ventures is $48 million, $102 million, $134 million, $166 million and $39 million related to discontinued operations for year-to-date March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005, respectively.

(5) Included in investment gains (losses) from real estate and real estate joint ventures is $20 million, $152 million, $136 million, $146 million and $18 million related to discontinued operations for year-to-date March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and March
      31, 2005, respectively.

(6) Included in income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133 of $14 million, $36 million, $48 million, $51 million and $24 million for year-to-date March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005, respectively.

(7) Included in investment gains (losses) for the three months ended December 31, 2004 is a charge of $26 million related to a funds withheld reinsurance treaty that was converted to a coinsurance agreement.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITIES (1) (2)

                                                                            At September 30,   At December 31,
                                     At March 31, 2004   At June 30, 2004        2004               2004          At March 31, 2005
                                     ------------------ ------------------ ------------------ ------------------ ------------------
Unaudited (Dollars in millions)       Amount % of Total  Amount % of Total  Amount % of Total  Amount % of Total  Amount % of Total
-----------------------------------------------------------------------------------------------------------------------------------
Less than 20%                        $   364    86.3%   $ 1,735    96.6%   $   530    90.8%   $   463    92.4%   $ 1,185    99.1%
20% or more for less than six
  months                                  52    12.3%        47     2.6%        44     7.5%        17     3.4%         5     0.4%
20% or more for six months or
  greater                                  6     1.4%        15     0.8%        10     1.7%        21     4.2%         6     0.5%
                                     -------------------------------------------------------------------------------------------
   Total Gross Unrealized Losses     $   422   100.0%   $ 1,797   100.0%   $   584   100.0%   $   501   100.0%   $ 1,196   100.0%
                                     ===========================================================================================

   Total Gross Unrealized Gains      $12,137            $ 7,087            $ 9,703            $10,268            $ 8,485
                                     =======            =======            =======            =======            =======

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
EQUITY SECURITIES (1) (2)

                                                                            At September 30,   At December 31,
                                     At March 31, 2004   At June 30, 2004        2004               2004          At March 31, 2005
                                     ------------------ ------------------ ------------------ ------------------ ------------------
Unaudited (Dollars in millions)       Amount % of Total  Amount % of Total  Amount % of Total  Amount % of Total  Amount % of Total
-----------------------------------------------------------------------------------------------------------------------------------
Less than 20%                        $     5    45.5%   $    13    44.8%   $    10    40.0%   $     7    87.5%   $    44    78.6%
20% or more for less than six
  months                                   6    54.5%        16    55.2%        15    60.0%         1    12.5%        12    21.4%
20% or more for six months or
  greater                                  0     0.0%         0     0.0%         0     0.0%         0     0.0%         0     0.0%
                                     -------------------------------------------------------------------------------------------
   Total Gross Unrealized Losses     $    11   100.0%   $    29   100.0%   $    25   100.0%   $     8   100.0%   $    56   100.0%
                                     ===========================================================================================

   Total Gross Unrealized Gains      $   383            $   336            $   305            $   283            $   169
                                     =======            =======            =======            =======            =======

(1) The Company's review of its fixed maturities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%;
      (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

(2) Certain amounts in prior periods presented have been reclassified/restated to conform with current period presentation.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

METLIFE, INC.
SUMMARY OF FIXED MATURITIES AVAILABLE FOR SALE
BY SECTOR AND QUALITY DISTRIBUTION

                                              At March 31, 2004       At June 30, 2004    At September 30, 2004
                                             --------------------   --------------------  ---------------------
Unaudited (Dollars in millions)               Amount   % of Total    Amount   % of Total    Amount   % of Total
---------------------------------------------------------------------------------------------------------------
U.S. corporate securities                    $ 63,215       36.3%   $ 60,619       35.6%   $ 63,130       35.8%
Residential mortgage-backed securities         31,825       18.3%     30,698       18.0%     30,978       17.6%
Foreign corporate securities                   24,654       14.2%     24,732       14.5%     27,076       15.4%
US treasury/agency securities                  17,065        9.8%     16,664        9.8%     16,561        9.4%
Commercial mortgage-backed securities          11,955        6.9%     12,019        7.1%     12,016        6.8%
Asset-backed securities                        12,327        7.1%     12,444        7.3%     12,912        7.3%
Foreign government securities                   8,444        4.8%      8,019        4.7%      8,380        4.8%
State and political subdivision securities      3,580        2.0%      3,675        2.2%      3,853        2.2%
Other fixed maturity securities                   491        0.3%        780        0.5%        644        0.4%
                                             -----------------------------------------------------------------
   Total bonds                                173,556       99.7%    169,650       99.7%    175,550       99.7%
Redeemable preferred stock                        544        0.3%        542        0.3%        541        0.3%
                                             -----------------------------------------------------------------
Total fixed maturities                       $174,100      100.0%   $170,192      100.0%   $176,091      100.0%
                                             =================================================================

NAIC          RATING AGENCY
RATING (1)    EQUIVALENT DESIGNATION

1             Aaa / Aa / A                   $116,165       66.7%   $113,607       66.8%   $117,658       66.8%
2             Baa                              44,842       25.8%     43,829       25.8%     45,728       25.9%
3             Ba                                7,731        4.4%      7,334        4.3%      7,514        4.3%
4             B                                 3,929        2.3%      4,086        2.4%      4,089        2.3%
5             Caa and lower                       700        0.4%        583        0.3%        443        0.3%
6             In or near default                  189        0.1%        211        0.1%        118        0.1%
                                             -----------------------------------------------------------------
   Total                                      173,556       99.7%    169,650       99.7%    175,550       99.7%
Redeemable preferred stock                        544        0.3%        542        0.3%        541        0.3%
                                             -----------------------------------------------------------------
Total Fixed Maturities                       $174,100      100.0%   $170,192      100.0%   $176,091      100.0%
                                             =================================================================

                                             At December 31, 2004    At March 31, 2005
                                             --------------------   --------------------
Unaudited (Dollars in millions)               Amount   % of Total    Amount   % of Total
----------------------------------------------------------------------------------------
U.S. corporate securities                    $ 61,720       34.9%   $ 60,417       33.1%
Residential mortgage-backed securities         32,230       18.2%     34,650       19.0%
Foreign corporate securities                   27,838       15.7%     27,766       15.2%
US treasury/agency securities                  17,826       10.1%     21,770       11.9%
Commercial mortgage-backed securities          12,501        7.1%     13,372        7.3%
Asset-backed securities                        10,876        6.1%     10,826        5.9%
Foreign government securities                   8,585        4.9%      8,932        4.9%
State and political subdivision securities      3,899        2.2%      3,934        2.2%
Other fixed maturity securities                   985        0.6%        703        0.4%
                                             ------------------------------------------
   Total bonds                                176,460       99.8%    182,370       99.9%
Redeemable preferred stock                        303        0.2%        149        0.1%
                                             ------------------------------------------
Total fixed maturities                       $176,763      100.0%   $182,519      100.0%
                                             ==========================================

NAIC          RATING AGENCY
RATING (1)    EQUIVALENT DESIGNATION

1             Aaa / Aa / A                   $118,779       67.2%   $125,899      69.0%
2             Baa                              45,311       25.6%     44,054      24.1%
3             Ba                                7,500        4.2%      7,392       4.1%
4             B                                 4,414        2.5%      4,649       2.5%
5             Caa and lower                       366        0.2%        325       0.2%
6             In or near default                   90        0.1%         51       0.0%
                                             ------------------------------------------
   Total                                      176,460       99.8%    182,370      99.9%
Redeemable preferred stock                        303        0.2%        149       0.1%
                                             ------------------------------------------
Total Fixed Maturities                       $176,763      100.0%   $182,519     100.0%
                                             =========================================

(1) Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.

METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE

                                   At March 31, 2004       At June 30, 2004    At September 30, 2004
                                  --------------------   --------------------  ---------------------
Unaudited (Dollars in millions)    Amount   % of Total    Amount   % of Total    Amount   % of Total
----------------------------------------------------------------------------------------------------
Pacific                           $  5,172       25.1%   $  5,327       24.2%   $  5,608       24.3%
South Atlantic                       4,929       23.8%      5,247       23.8%      5,502       23.6%
Middle Atlantic                      3,450       16.6%      3,513       16.0%      3,704       15.9%
East North Central                   1,894        9.1%      2,294       10.4%      2,443       10.5%
West South Central                   1,415        6.8%      1,470        6.7%      1,775        7.6%
New England                          1,295        6.2%      1,302        5.9%      1,285        5.5%
International                          943        4.5%      1,064        4.8%      1,219        5.2%
Mountain                               763        3.7%        785        3.6%        741        3.2%
West North Central                     606        2.9%        625        2.8%        615        2.6%
East South Central                     265        1.3%        278        1.3%        276        1.2%
Other                                    0        0.0%        100        0.5%         99        0.4%
                                  -----------------------------------------------------------------
   Total                          $ 20,732      100.0%   $ 22,005      100.0%   $ 23,267      100.0%
                                  =================================================================

Office                            $  9,570       46.1%   $ 10,301       46.8%   $ 10,826       46.6%
Retail                               4,961       23.9%      5,221       23.7%      5,288       22.7%
Apartments                           2,916       14.1%      3,001       13.6%      3,095       13.3%
Industrial                           1,852        8.9%      1,951        8.9%      2,034        8.7%
Hotel                                1,027        5.0%      1,098        5.0%      1,227        5.3%
Other                                  406        2.0%        433        2.0%        797        3.4%
                                  -----------------------------------------------------------------
   Total                          $ 20,732      100.0%   $ 22,005      100.0%   $ 23,267      100.0%
                                  =================================================================

                                  At December 31, 2004    At March 31, 2005
                                  --------------------   --------------------
Unaudited (Dollars in millions)    Amount   % of Total    Amount   % of Total
-------------------------------   --------  ----------   --------  ----------
Pacific                           $  6,075       24.3%   $  5,888       23.9%
South Atlantic                       5,696       22.8%      5,613       22.8%
Middle Atlantic                      4,057       16.2%      3,898       15.8%
East North Central                   2,550       10.2%      2,565       10.4%
West South Central                   2,024        8.1%      2,139        8.7%
New England                          1,412        5.6%      1,409        5.7%
International                        1,364        5.5%      1,343        5.5%
Mountain                               778        3.1%        780        3.2%
West North Central                     667        2.7%        631        2.5%
East South Central                     268        1.1%        267        1.1%
Other                                   99        0.4%         98        0.4%
                                  ------------------------------------------
   Total                          $ 24,990      100.0%   $ 24,631      100.0%
                                  ==========================================

Office                            $ 11,500       46.0%   $ 10,798       43.8%
Retail                               5,698       22.8%      5,754       23.4%
Apartments                           3,264       13.1%      3,330       13.5%
Industrial                           2,499       10.0%      2,749       11.2%
Hotel                                1,245        5.0%      1,212        4.9%
Other                                  784        3.1%        788        3.2%
                                  ------------------------------------------
   Total                          $ 24,990      100.0%   $ 24,631      100.0%
                                  ==========================================

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

METLIFE, INC.
SUMMARY OF REAL ESTATE

                                                 At March 31,  At June 30,  At September 30,  At December 31,  At March 31,
Unaudited (Dollars in millions)                     2004         2004           2004              2004            2005
---------------------------------------------------------------------------------------------------------------------------
Wholly owned                                      $    4,409    $   3,823     $       3,911    $      3,843      $    3,768
Joint ventures                                           284          325               350             386             534
                                                  -------------------------------------------------------------------------
   Subtotal                                            4,693        4,148             4,261           4,229           4,302
Foreclosed                                                 3            2                 2               4               4
                                                  -------------------------------------------------------------------------
   Total Real Estate (1)                          $    4,696    $   4,150     $       4,263    $      4,233      $    4,306
                                                  =========================================================================

(1)   Includes real estate held-for-sale and held-for-investment.

METLIFE, INC.
SUMMARY OF MORTGAGES AND CONSUMER LOANS

                                                 At March 31,  At June 30,  At September 30,  At December 31,  At March 31,
Unaudited (Dollars in millions)                     2004         2004           2004              2004            2005
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGES                              $   20,732    $  22,005      $    23,267     $     24,990      $  24,631

AGRICULTURAL MORTGAGES                                 5,226        5,377            5,593            5,907          5,929

CONSUMER LOANS                                           604          736              760            1,509          1,417

                                                  ------------------------------------------------------------------------
TOTAL                                             $   26,562    $  28,118     $     29,620     $     32,406      $  31,977
                                                  ========================================================================

METLIFE, INC.
DISTRIBUTION OF ASSETS UNDER MANAGEMENT

                                                 At March 31,  At June 30,  At September 30,  At December 31,  At March 31,
Unaudited (Dollars in billions)                     2004         2004           2004              2004            2005
---------------------------------------------------------------------------------------------------------------------------
METLIFE                                           $    258.7    $   258.3     $      265.0     $      270.0      $   276.9

METLIFE SEPARATE ACCOUNT                                78.3         79.7             81.2             86.8           85.8

                                                  ------------------------------------------------------------------------
TOTAL ASSETS UNDER MANAGEMENT                     $    337.0    $   338.0     $      346.2     $      356.8      $   362.7
                                                  ========================================================================

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------

COMPANY RATINGS AS OF APRIL 26, 2005 (1)

                                                              Moody's         Standard &    A.M. Best    Fitch
                                                          Investors Service     Poor's       Company    Ratings
                                                          -----------------------------------------------------
FINANCIAL STRENGTH RATINGS
--------------------------
Metropolitan Life Insurance Company                              Aa2 *           AA  *         A+           AA
Metropolitan Life Insurance Company (Short-term rating)          P-1            A-1+           NR           NR
First MetLife Investors Insurance Co.                             NR             AA  *         A+           NR
General American Life Insurance Company                          Aa2 *           AA  *         A+           AA
MetLife Investors Insurance Company                              Aa2 *           AA  *         A+           AA
MetLife Investors Insurance Company of California                 NR             AA  *         A+           NR
MetLife Investors USA Insurance Company                          Aa3 *           AA  *         A+           AA
New England Life Insurance Company                               Aa2 *           AA  *         A+           AA
Paragon Life Insurance Company                                    NR             AA  *         A+           AA
Texas Life Insurance Company                                      NR             NR             A           NR
RGA Reinsurance Company                                           A1            AA-  *         A+          AA-
Metropolitan Property and Casualty Insurance Company             Aa3 *           NR             A           NR
Metropolitan Casualty Insurance Company                           NR             NR             A           NR
Metropolitan Direct Property and Casualty Insurance Co.           NR             NR             A           NR
Metropolitan General Insurance Company                            NR             NR             A           NR
Metropolitan Group Property & Casualty Insurance Co.              NR             NR             A           NR
Metropolitan Lloyds Insurance Company of Texas                    NR             NR             A           NR

CREDIT RATINGS
--------------
MetLife, Inc.
   Senior Unsecured                                               A2 *           A   *          a   *       A
   Commercial Paper                                              P-1 *          A-1  *        AMB-1+*       F1

Metropolitan Life Insurance Company
   Surplus Notes                                                  A1 *           A+  *         a+   *       A+

MetLife Funding, Inc.
   Commercial Paper                                              P-1            A-1+          AMB-1+*      F1+

General American Life Insurance Company
   Surplus Notes                                                  A1 *           A+  *         a+   *       NR

GenAmerica Capital I
   Preferred Stock                                                A3 *          BBB+ *         NR           A-

Reinsurance Group of America, Incorporated
   Senior Unsecured                                             Baa1 **          A-  *         a-           A-

RGA Capital Trust I
   Preferred Stock                                              Baa2 **         BBB  *        bbb+         BBB+

* Moody's outlook for these ratings is negative. Standard & Poors and A.M. Best Company ratings are credit watch with negative implications.

** Moody's rating for Reinsurance Group of America, RGA Capital Trust I and RGA Reinsurance are under review with "developing implications."

(1)   NR indicates not rated.